NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
Balanced Portfolio
Growth Portfolio
Small Cap Growth Portfolio

605 Third Avenue
New York, New York 10158-0180

 August 18, 2015

Dear Valued Contractholder:
On June 24, 2015, the Board of Trustees (the “Board”) of the Neuberger Berman Advisers Management Trust (the “Trust”) approved three separate reorganizations of Balanced Portfolio, Growth Portfolio, and Small Cap Growth Portfolio (each, a “Merging Portfolio”) into Mid Cap Growth Portfolio (the “Surviving Portfolio,” and together with the Merging Portfolios, the “Portfolios”) (each a “Reorganization”). Each Reorganization is independent of the others, and the Reorganization of any Merging Portfolio may proceed even if the Reorganization of one or both of the other Merging Portfolios is postponed or cancelled. All Portfolios are series of the Trust:
Merging Portfolio will be reorganized into Surviving Portfolio
Balanced Portfolio - Class I	à	Mid Cap Growth Portfolio - Class I
Growth Portfolio - Class I	à	Mid Cap Growth Portfolio - Class I
Small Cap Growth Portfolio - Class S	à	Mid Cap Growth Portfolio - Class S

Each Reorganization will take effect on or about November 6, 2015. No shareholder vote is required for any of the Reorganizations. We are not asking you for a proxy, and you are requested not to send us a proxy. Shares of each Portfolio are held directly by insurance companies or qualified plans that offer the Portfolio to contractholders as an investment vehicle. You are receiving this letter because, as of August 17, 2015, you were the indirect holder of one of the Merging Portfolios through your ownership of a variable annuity contract or qualified plan. At the time of each Reorganization, contractholders who are shareholders of a Merging Portfolio (indirectly through a separate account) automatically will become shareholders (again, indirectly through that separate account) of the Surviving Portfolio, receiving shares of the Surviving Portfolio having an aggregate net asset value equal to the contractholder’s shares in the Merging Portfolio.
Each Portfolio is managed by Neuberger Berman Management LLC (“NBM” or the “Manager”) and NBM retains Neuberger Berman LLC as subadviser to each Portfolio to provide research services. Each Portfolio has substantially similar investment objectives and identical fundamental investment limitations. (Fundamental investment limitations are those that cannot be changed without a vote of the shareholders.) Each Portfolio also has similar principal risks although there are differences in the principal risks, investment policies and strategies of the Portfolios and these differences are outlined herein. Accordingly, each Reorganization will result in no material changes to the Merging Portfolio’s investment objective or fundamental investment limitations, though certain of its principal risks, investment policies and strategies will change. Although each Portfolio has similar principal risks, an investment in the Surviving Portfolio potentially has or may present greater risks than an investment in a Merging Portfolio. The Surviving Portfolio has a potentially increased risk profile due to certain differences in investment strategy, policies and principal risks: the Balanced Portfolio normally allocates at least 25% of its net assets to investment grade bonds and other debt securities from U.S. government and corporate issuers and does not have a policy to invest in companies of any particular market capitalization while the Surviving Portfolio is not currently invested in investment grade bonds and other debt securities from US government and corporate issuers and has an 80% policy to invest in mid cap companies; and the Small Cap Growth Portfolio normally invests at least 80% of its net assets in small cap companies, is not currently invested in foreign securities and compares its performance to the Russell 2000 Growth Index while the Surviving Portfolio has an 80% policy to invest in mid cap companies, is permitted to invest in foreign securities and compares its performance to the Russell Midcap Growth Index. The attached Combined Prospectus and

Information Statement contains further information regarding each Reorganization and the Surviving Portfolio. Please read it carefully.
The Board believes that each Reorganization will benefit the Merging Portfolio and its contractholders as a result of the Surviving Portfolio’s larger asset base and the elimination of the smaller investment options that are less viable than the investment options available to the Surviving Portfolio. The Surviving Portfolio has identical contractual expense caps as Balanced Portfolio and Growth Portfolio, and lower contractual expense caps than Small Cap Growth Portfolio, which NBM has agreed to maintain until December 31, 2018. Currently, the Surviving Portfolio operates below its contractual expense cap and its annual fund operating expenses (“Net Expenses”) are lower than each Merging Portfolio’s Net Expenses after fee waiver and/or expense reimbursement. Further, no Reorganization is expected to result directly in any adverse tax consequences or changes in account values for shareholders or contractholders. No sales load, commission or other fee will be imposed on shareholders in connection with the tax-free exchange of their shares. Detailed information regarding each Reorganization is contained in the enclosed materials. If you have any questions regarding a Reorganization, please call the Manager toll-free at 800-366-6264 or 800-877-9700.
Sincerely,

/s/ Robert Conti
Robert Conti
President and Chief Executive Officer
Neuberger Berman Advisers Management Trust

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT OBJECTIVE
AND INVESTMENT POLICY OR STRATEGY

Effective as of the closing of each Reorganization, shareholders of each Merging Portfolio will become shareholders of the Surviving Portfolio with the investment objective, investment strategies and investment policies of the Surviving Portfolio. The chart below outlines any differences between each Merging Portfolio’s current investment objective and any 80% investment policy or other material investment strategy (as articulated in the Portfolio’s principal investment strategy):

Merging Portfolio	Merging Portfolio Investment Objective	Surviving Portfolio Investment Objective	Merging Portfolio 80% Policy or Material Investment Strategy	Surviving Portfolio 80% Policy
Balanced Portfolio	Growth of capital	(same)
The Portfolio normally allocates between common stocks of mid-cap companies (defined as those with a total market cap within the market cap range of Russell Mid Cap) and investment grade bonds and other debt securities from US government and corporate issuers. Normally allocate 50% to 70% of net assets to stock investments, with balance allocated to debt securities (at least 25%) and operating cash. Although it may invest in securities of any maturity, the Portfolio normally seeks to maintain an average portfolio duration of two years or less.

Compares its performance to the Russell Midcap Growth Index and the Barclays 1-3 Year U.S. Government/Credit Index.

To pursue its goal, the Portfolio normally invests at least 80% of its net assets in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase.

Compares its performance to the Russell Midcap Growth Index.

Growth Portfolio	Growth of capital	(same)
To pursue its goal, the Portfolio normally invests in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase.

Compares its performance to the Russell Midcap Growth Index.

To pursue its goal, the Portfolio normally invests at least 80% of its net assets in common stocks of mid-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell Midcap Index at the time of purchase.

Compares its performance to the Russell Midcap Growth Index.

Small Cap Growth Portfolio	Long-term growth of capital	Growth of capital
To pursue its goal, the Portfolio normally invests at least 80% of its net assets in common stocks of small-capitalization companies, which it defines as those with a total market capitalization within the market capitalization range of the Russell 2000 Index at the time of initial purchase.

Compares its performance to the Russell 2000 Growth Index.

Questions and Answers

Q.  What is happening? Why did I get this document?
A.  The Board of Trustees, including the Trustees who are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust (the “Board”), of Neuberger Berman Advisers Management Trust (the “Trust”), has approved three separate reorganizations of Balanced Portfolio, Growth Portfolio, and Small Cap Growth Portfolio (each, a “Merging Portfolio”) into Mid Cap Growth Portfolio (the “Surviving Portfolio”) (each a “Reorganization”). Each Reorganization is independent of the others, and the Reorganization of any Merging Portfolio may proceed even if the Reorganization of one or both of the other Merging Portfolios is postponed or cancelled. Each Merging Portfolio and the Surviving Portfolio (collectively, the “Portfolios”) are each series of the Trust. Please see below for more information comparing the Portfolios’ investment objectives, strategies and policies.

You are receiving this document because, as of August 17, 2015, you were the indirect holder of one of the Merging Portfolios through your ownership of a variable annuity contract or qualified plan. Pursuant to a Plan of Reorganization and Dissolution adopted by the Board, upon closing of a Reorganization, your shares of the participating Merging Portfolio (which you own indirectly through a separate account) will convert to shares of the Surviving Portfolio with an aggregate net asset value (“NAV”) equal to those Merging Portfolio shares as of the close of business on the day of the closing of the Reorganization, which currently is expected to take place on or about November 6, 2015 (“Effective Date”). (For convenience, shares you own indirectly through a separate account are referred to below as though you owned them directly.)

Q.  What is this document?
A.  This document is a Combined Prospectus and Information Statement (“Information Statement”) for each Merging Portfolio and the Surviving Portfolio. This Information Statement contains information the shareholders of each Merging Portfolio should know prior to the Reorganization. You should retain this document for future reference.

Q.  What are the Reorganizations?
A.  Each Reorganization discussed in this Information Statement will reorganize a Merging Portfolio into the Surviving Portfolio on or about the Effective Date. The Portfolios have substantially similar investment objectives and identical fundamental investment limitations. Each Portfolio also has similar principal risks although there are differences in principal risks, investment policies and strategies of the Portfolios. Accordingly, the Reorganization will result in no material changes to the Merging Portfolio’s investment objective or fundamental investment limitations, though certain of its principal risks, investment policies and strategies will change. Although each Portfolio has similar principal risks, an investment in the Surviving Portfolio potentially has or may present greater risks than an investment in a Merging Portfolio. The Surviving Portfolio has a potentially increased risk profile due to certain differences in investment strategy, policies and principal risks: the Balanced Portfolio normally allocates at least 25% of its net assets to investment grade bonds and other debt securities from U.S. government and corporate issuers and does not have a policy to invest in companies of any particular market capitalization while the Surviving Portfolio is not currently invested in investment grade bonds and other debt securities from US government and corporate issuers and has an 80% policy to invest in mid cap companies; and the Small Cap Growth Portfolio normally invests at least 80% of its net assets in small cap companies, is not currently invested in foreign securities and compares its performance to the Russell 2000 Growth Index while the Surviving Portfolio has an 80% policy to invest in mid cap companies, is permitted to invest in foreign securities and compares its performance to the Russell Midcap Growth Index. Please see below for more information comparing the investment objectives, strategies, policies and principal risks of the Portfolios.

Q.  Why did the Board Approve Each Reorganization?

A.  NBM recommended to the Board that each Merging Portfolio be merged with the Surviving Portfolio. After considering the terms and conditions of each reorganization, the investment objectives, strategies and principal risks of each Portfolio, fees and expenses, including the total annual expense ratios, of each Portfolio, and the relative performance of each Portfolio, the Board believes that reorganizing each Merging Portfolio into the Surviving Portfolio is in the best interests of each Portfolio and that the interests of each Portfolio's shareholders will not be diluted as a result of any reorganization. In reaching this conclusion, the Board determined that reorganizing each Merging Portfolio into the Surviving Fund, which also is managed by NBM and has a substantially similar investment objective and identical fundamental investment limitations as those of the Surviving Portfolio, offers potential benefits to Shareholders. These potential benefits include permitting Shareholders to pursue the same investment goals in a larger combined fund with a more viable long-term future that has a comparable performance record to that of each Merging Portfolio and is expected to have a lower total annual expense ratio than each Merging Portfolio.

Q.  How will this affect me as a shareholder?
A.  Shareholders of each Merging Portfolio will become shareholders of the Surviving Portfolio on the Effective Date. No sales charges or other fees, other than those described below, will be imposed in connection with any Reorganization. In addition, the Portfolios’ procedures for purchasing, redeeming and exchanging shares are identical.
If you own Class I shares or Class S shares, as applicable, of a Merging Portfolio, you will receive Class I shares or Class S shares, respectively, of the Surviving Portfolio. Class I shares and Class S shares do not have either a front-end sales charge or a contingent deferred sales charge (“CDSC”).

Q.  After the Reorganization of my Portfolio, will I own the same number of shares?
A.  The aggregate value of your investment will not change as a result of the Reorganization. It is likely, however, that the number of shares you own will change because your shares will be exchanged at the NAV per share of the Surviving Portfolio, which is likely to be different from the NAV per share of your Merging Portfolio.

Q.  Do the Portfolio Managers who manage each Merging Portfolio also manage the Surviving Portfolio?
A.  Not in each case. Kenneth Turek is the portfolio manager of the Surviving Portfolio, as well as Growth Portfolio. He is one of several portfolio managers of the Balanced Portfolio. The Small Cap Growth Portfolio has a different portfolio manager.

Q.  Will my expenses increase pursuant to the Reorganization of my Portfolio?
A.  No. Currently, the Surviving Portfolio’s annual fund operating expenses (“Net Expenses”) are lower than each Merging Portfolio’s Net Expenses after fee waiver and/or expense reimbursement.

Q.  What are the tax consequences of the Reorganizations?
A.  Each Reorganization is expected to be a tax-free transaction for federal income tax purposes.

Q.  Can I still purchase shares of a Merging Portfolio until its Reorganization?
A.  You may continue to purchase shares of a Merging Portfolio through November 4, 2015. As a result of each Reorganization, effective November 4, 2015, the Merging Portfolios will no longer accept purchases or exchanges of shares.

Q.  What if I want to exchange my shares into another Neuberger Berman Portfolio prior to the Reorganization of my Portfolio?
A.  You may exchange shares in each Merging Portfolio to another Neuberger Berman Portfolio prior to the Reorganization subject to the availability of another Neuberger Berman Portfolio in your insurance product or plan and further subject to any limitations in the prospectus for your variable contract or your qualified plan documentation. Additional information about your options for transferring your investment will be provided to you by your insurance company or other applicable financial intermediary.

Q.  Who is paying the costs of each Reorganization?
A.  NBM will pay the costs associated with each Reorganization. The Surviving Portfolio will pay any fees payable to governmental authorities for the registration or qualification of the Surviving Portfolio shares distributable to each Merging Portfolio’s shareholders pursuant to the Reorganization and all related transfer agency costs. Such fees and costs are not expected to be material to the operation of the Surviving Portfolio.

If you have any questions, please call the Neuberger Berman Family of Portfolios toll-free at 800-366-6264 or 800-877-9700.

Combined Prospectus and Information Statement
August 18, 2015

Reorganization of the Assets and Liabilities of each of the
BALANCED PORTFOLIO
GROWTH PORTFOLIO
SMALL CAP GROWTH PORTFOLIO
each a series of Neuberger Berman Advisers Management Trust

By and in Exchange for Shares of and Assumption of Liabilities by the
MID CAP GROWTH PORTFOLIO,
a series of Neuberger Berman Advisers Management Trust

605 Third Avenue
New York, New York 10158-0180
800-366-6264
800-877-9700

This Combined Prospectus and Information Statement (“Information Statement”) contains information you should know about a Plan of Reorganization and Dissolution (“Plan”) adopted by the Board of Trustees, including the Trustees who are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust (the “Board”), of Neuberger Berman Advisers Management Trust (“Trust”) relating to three separate reorganizations of Balanced Portfolio, Growth Portfolio, and Small Cap Growth Portfolio (each, a “Merging Portfolio”) into Mid Cap Growth Portfolio (the “Surviving Portfolio”) (each a “Reorganization”). The Merging Portfolios and the Surviving Portfolio (collectively, the “Portfolios”) are series of the Trust. The Trust is a Delaware statutory trust and is a registered, open-end management investment company. The investment objective of Balanced Portfolio and Growth Portfolio, as well as the Surviving Portfolio, is to seek growth of capital, and the investment objective of Small Cap Growth Portfolio is to seek long-term growth of capital. You should carefully read this Information Statement, which contains important information you should know, and keep it for future reference.

Upon completion of the Reorganization of your Merging Portfolio you, as the owner of a variable annuity contract and/or a variable life insurance policy issued by an insurance company that participates in that Merging Portfolio through the investment divisions of a separate account or accounts established by that company (each, a “Separate Account”), will become a shareholder of the Surviving Portfolio through that Separate Account. (For convenience, shares you own indirectly through a Separate Account are referred to throughout this Information Statement as though you owned them directly.) You will receive shares of the Surviving Portfolio with an aggregate net asset value (“NAV”) equal to the aggregate NAV of the shares of your Merging Portfolio that you hold as of the close of business on the day of the closing of the Reorganization, which is expected to be November 6, 2015 (“Effective Date”). The shares of the Surviving Portfolio that you receive will be of the same class as the shares of the Merging Portfolio that you currently hold. When each Reorganization is completed, the respective Merging Portfolio will be liquidated and dissolved.

This Combined Prospectus and Information Statement sets forth important information that you should know regarding each Reorganization. You should read and retain this Combined Prospectus and Information Statement for future reference. The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated by reference into this Information Statement:

1.	The registration statement for the Trust (File Nos. 811-04255 and 002-88566) contains a prospectus for each Merging Portfolio and the Surviving Portfolio dated May 1, 2015. You should review the prospectus for your respective Merging Portfolio and the Surviving Portfolio.

2.	The combined Statement of Additional Information for the Portfolios dated May 1, 2015.

3.
The audited financial statements included in the Surviving Portfolio’s and your respective Merging Portfolio’s Annual Report to shareholders for the fiscal year ended December 31, 2014, and the unaudited financial statements and financial highlights included in the corresponding Semi-Annual Reports to shareholders of the Portfolios for the six-month period ended June 30, 2015.

Each Portfolio previously sent its Annual Report and Semi-Annual Report to its shareholders. For a free copy of these reports or any of the other documents listed above, you may call 800-366-6264 or 800-877-9700, send an email to fundinquiries@nb.com, or write to a Portfolio at:
Neuberger Berman Management LLC
605 Third Avenue
New York, New York 10158-0180
800-366-6264
800-877-9700

You also may obtain many of these documents by accessing the Internet site for the Portfolios at www.nb.com. Text-only versions of all the Portfolios’ documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet site at www.sec.gov. The Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended. Accordingly, it must file certain reports and other information with the SEC. You can review and copy information regarding the Portfolios by visiting the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549. You can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
The SEC has not approved or disapproved these securities or determined if this Information Statement is truthful or complete. Any representation to the contrary is a criminal offense.

We are not asking you for a proxy or written consent, and you are requested not to send us a proxy or written consent.

Shares of each Portfolio are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal.

No person has been authorized to give any information or to make any representation other than those in this Information Statement, and, if given or made, such other information or representation must not be relied upon as having been authorized by any Portfolio or the Trust.

TABLE OF CONTENTS

ABOUT EACH REORGANIZATION	8
Summary	8
Considerations Regarding each Reorganization	9
Comparison of Investment Objectives, Strategies and Policies and Information about Adviser/Subadviser and Portfolio Managers	11
Comparison of Fundamental Investment Limitations and Non-Fundamental Policies	12
Comparison of Principal Risks	15
Comparison of Fees and Expenses	19
Example of Portfolio Expenses	22
Comparative Performance Information	25
Capitalization	30
Information Regarding the Plan of Reorganization and Dissolution	30
Reasons for the Reorganizations	32
Description of the Securities to be Issued	33
Federal Income Tax Considerations	34
ADDITIONAL INFORMATION ABOUT THE SURVIVING PORTFOLIO
OTHER INFORMATION	35
Investment Adviser, Subadviser, and Portfolio Managers	41
Legal Matters	42
Control Persons	42
Experts	44
Additional Information	44
FINANCIAL HIGHLIGHTS	45
APPENDIX A PLAN OF REORGANIZATION AND DISSOLUTION	A-1
APPENDIX B FINANCIAL HIGHLIGHTS	B-1

ABOUT EACH REORGANIZATION
Summary
The following is a summary of certain information relating to each Reorganization and is qualified in its entirety by reference to the more complete information contained elsewhere in the Information Statement. Due primarily to concerns over asset levels and limited prospects for future growth, Neuberger Berman Management LLC (“NBM” or the “Manager”), the investment manager of each Merging Portfolio, recommended to the Board of Trustees of the Trust, the separate reorganization of each Merging Portfolio into the Surviving Portfolio.

After careful consideration of a number of factors, the Board of Trustees, including the Trustees who are not “interested persons” (within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”)) of the Trust (the “Board”), voted unanimously to approve the reorganization of each Merging Portfolio into the Surviving Portfolio and the Plan with respect to each Reorganization. In each Reorganization, the Surviving Portfolio would acquire all of the assets of each Merging Portfolio in exchange solely for the assumption of all the liabilities of the Merging Portfolio and the issuance of shares of the Surviving Portfolio to be distributed pro rata by the Merging Portfolio to its shareholders in complete liquidation and dissolution of the Merging Portfolio. As a result of each Reorganization, each shareholder of a Merging Portfolio would become the owner of the Surviving Portfolio’s shares having a total aggregate value equal to the total aggregate value of his or her holdings in the Merging Portfolio on the Effective Date. Each Reorganization is independent of the others, and the Reorganization of any Merging Portfolio may proceed even if the Reorganization of one or both of the other Merging Portfolios is postponed or cancelled.
The Surviving Portfolio offers both Class I and Class S shares. Balanced Portfolio and Growth Portfolio each offer Class I shares and Small Cap Growth Portfolio offers Class S shares. Each Merging Portfolio shareholder would receive shares of the same class of the Surviving Portfolio having the same aggregate value as such shareholder currently owns. Each Merging Portfolio’s respective class of shares has the same purchase, distribution, exchange and redemption procedures as the corresponding class of shares of the Surviving Portfolio.

The Board has concluded that each Reorganization would be in the best interests of each Merging Portfolio and its existing shareholders and that the interests of each Merging Portfolio’s shareholders would not be diluted as a result of the transactions contemplated by each Reorganization. Among other things, each Reorganization would give each Merging Portfolio’s shareholders the opportunity to participate in a larger Portfolio, with a substantially similar investment objective and principal investment risks (although with certain differing investment strategies and policies as outlined herein). Although each Portfolio has similar principal risks, an investment in the Surviving Portfolio potentially has or may present greater risks than an investment in a Merging Portfolio. The Surviving Portfolio has a potentially increased risk profile due to certain differences in investment strategy, policies and principal risks: the Balanced Portfolio normally allocates at least 25% of its net assets to investment grade bonds and other debt securities from U.S. government and corporate issuers and does not have a policy to invest in companies of any particular market capitalization while the Surviving Portfolio is not currently invested in investment grade bonds and other debt securities from US government and corporate issuers and has an 80% policy to invest in mid cap companies; and the Small Cap Growth Portfolio normally invests at least 80% of its net assets in small cap companies, is not currently invested in foreign securities and compares its performance to the Russell 2000 Growth Index while the Surviving Portfolio has an 80% policy to invest in mid cap companies, is permitted to invest in foreign securities and compares its performance to the Russell Midcap Growth Index. The Surviving Portfolio has identical or lower contractual expense caps as each Merging Portfolio, which NBM has agreed to maintain until December 31, 2018. Currently, the Surviving Portfolio is operating below its contractual expense cap and its annual operating expenses (“Net Expenses”) are lower than each Merging Portfolio’s Net Expenses after fee waiver and/or expense reimbursement.

As a condition to each Reorganization, the Trust will receive an opinion of counsel that the Reorganization will be considered a tax-free reorganization under applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”), so that neither the Merging Portfolio participating therein nor the Surviving Portfolio or their shareholders will recognize any gain or loss as a result of the Reorganization. See “Federal Income Tax Considerations” below for further information.
Considerations Regarding each Reorganization
Please note the following information regarding each Reorganization:
●	The Surviving Portfolio pursues a substantially similar investment objective as each Merging Portfolio. The investment objective of Balanced Portfolio and Growth Portfolio, as well as the Surviving Portfolio, is to seek growth of capital, and the investment objective of Small Cap Growth Portfolio is to seek long-term growth of capital. Each Portfolio, with the exception of Small Cap Growth Portfolio, invests in equity securities of mid-capitalization companies, while Small Cap Growth Portfolio invests in equity securities of small-capitalization companies. In addition, Balanced Portfolio invests between 30-50% of its assets in investment grade bonds and other debt securities from the U.S. government and corporate issuers.

●
The Surviving Portfolio has substantially similar investment objectives and identical fundamental investment limitations as each Merging Portfolio. Each Portfolio also has similar principal risks although there are differences in principal risks, investment policies and strategies. Accordingly, each Reorganization will result in no material changes to each Merging Portfolio’s investment objective and no changes to its fundamental investment limitations, though certain of its principal risks, investment policies and strategies will change. Although each Portfolio has similar principal risks, an investment in the Surviving Portfolio potentially has or may present greater risks than an investment in a Merging Portfolio.

The Surviving Portfolio has a potentially increased risk profile due to certain differences in investment strategy, policies and principal risks: the Balanced Portfolio normally allocates at least 25% of its net assets to investment grade bonds and other debt securities from U.S. government and corporate issuers and does not have a policy to invest in companies of any particular market capitalization while the Surviving Portfolio is not currently invested in investment grade bonds and other debt securities from US government and corporate issuers and has an 80% policy to invest in mid cap companies; and the Small Cap Growth Portfolio normally invests at least 80% of its net assets in small cap companies, is not currently invested in foreign securities and compares its performance to the Russell 2000 Growth Index while the Surviving Portfolio has an 80% policy to invest in mid cap companies, is permitted to invest in foreign securities and compares its performance to the Russell Midcap Growth Index. See “Comparison of Investment Objectives, Strategies and Policies” below for further information.

●	NBM is each Portfolio’s investment adviser. Kenneth Turek is the portfolio manager of the Surviving Portfolio, as well as Growth Portfolio. He is one of several portfolio managers of the Balanced Portfolio. The Small Cap Growth Portfolio has a different portfolio manager.

●	NBM has reviewed the Portfolios’ current portfolio holdings and determined that each Merging Portfolio’s holdings generally are compatible with the Surviving Portfolio’s investment objective and policies. As a result, NBM believes that all or substantially all of each Merging Portfolio’s assets could be transferred to and held by the Surviving Portfolio. See “Comparison of Investment Objectives, Strategies and Policies” below for further information.

●	The Class I shares of the Surviving Portfolio and Class I shares of Growth Portfolio have had very similar performance for the year-to-date period through June 30, 2015.

●	The Class I shares of the Surviving Portfolio outperformed the Class I shares of the Balanced Portfolio for the year-to-date period through June 30, 2015.

●	The Class S shares of the Surviving Portfolio outperformed the Class S shares of the Small Cap Growth Portfolio for the year-to-date period through June 30, 2015.

●	The Class I shares and Class S shares of the Surviving Portfolio outperformed the corresponding class of shares of each Merging Portfolio for each of the one-year, three-year, five-year, ten-year, and since inception periods (except for the three-year period for Small Cap Growth Portfolio). The following table provides each Portfolio’s performance record for these periods.
AVERAGE ANNUAL TOTAL RETURNS
(For the periods ended June 30, 2015)
Portfolio Name	Class	YTD (through 6/30/15)	1 Year	3 Year	5 Year	10 Year	Since Inception
SURVIVING PORTFOLIO
Mid Cap Growth Portfolio	I	10.08%	15.78%	17.44%	18.11%	10.32%	9.57%
Russell Midcap Growth Index		4.18%	9.45%	19.24%	18.69%	9.69%	8.08%
Russell Midcap Index		2.35%	6.63%	19.26%	18.23%	9.40%	9.58%

Mid Cap Growth Portfolio	S	9.96%	15.51%	17.14%	17.82%	10.05%	9.38%
Russell Midcap Growth Index		4.18%	9.45%	19.24%	18.69%	9.69%	8.08%
Russell Midcap Index		2.35%	6.63%	19.26%	18.23%	9.40%	9.58%

MERGING PORTFOLIOS
Balanced Portfolio	I	6.81%	9.98%	10.46%	10.98%	5.75%	6.98%
Russell Midcap Growth Index		4.18%	9.45%	19.24%	18.69%	9.69%	10.92%
Barclays U.S. 1-3 Yr Govt/Credit Bond Index		0.72%	0.93%	0.94%	1.17%	2.83%	5.02%
Russell Midcap Index		2.35%	6.63%	19.26%	18.23%	9.40%	11.88%

Growth Portfolio	I	10.21%	15.50%	17.06%	17.85%	10.13%	9.66%
Russell Midcap Growth Index		4.18%	9.45%	19.24%	18.69%	9.69%	N/A
Russell Midcap Index		2.35%	6.63%	19.26%	18.23%	9.40%	12.66%

Small Cap Growth Portfolio	S	7.70%	14.10%	17.69%	17.37%	5.73%	6.80%
Russell 2000 Growth Index		8.74%	12.34%	20.11%	19.33%	9.86%	11.20%
Russell 2000 Index		4.75%	6.49%	17.81%	17.08%	8.40%	10.30%
●	The current total annual operating expenses before waiver and/or expense reimbursement for each Merging Portfolio (2.05% - Balanced Portfolio; 2.32% - Growth Portfolio; 2.08% - Small Cap Growth Portfolio) exceed the Surviving Portfolio’s current total annual operating expenses before waiver and/or expense reimbursement (1.00% - Mid Cap Growth Class I; 1.25% - Mid Cap Growth Class S). The Surviving Portfolio’s pro forma total annual operating expenses before waiver and/or expense reimbursement after the reorganization are also lower than each Merging Portfolio’s current total annual operating expenses before waiver and/or expense reimbursement (0.98% - Surviving Portfolio Class I; 1.23% - Surviving Portfolio Class S).

●
The Surviving Portfolio currently has identical or lower contractual expense caps than each Merging Portfolio. NBM has contractually agreed to limit each Portfolio’s total annual operating expenses through December 31, 2018.

●
Currently, the Surviving Portfolio operates below its contractual expense cap and its annual operating expenses (“Net Expenses”) are lower than each Merging Portfolio’s Net Expenses after fee waiver and/or expense reimbursement. The interests of each Portfolio’s shareholders would not be diluted by any Reorganization, because each Reorganization would be effected on the basis of each Portfolio’s NAV.

●	NBM will pay the costs associated with each Reorganization. The Surviving Portfolio will pay any fees payable to governmental authorities for the registration or qualification of the Surviving Portfolio shares distributable to each Merging Portfolio’s shareholders pursuant to the Reorganization and all related transfer agency costs. Such fees and costs are not expected to be material to the operation of the Surviving Portfolio. NBM does not anticipate the Merging Portfolios paying any costs relating to the Reorganizations.

●	Each Reorganization is expected to be a tax-free transaction.

●	An alternative to each Reorganization is the liquidation of the Merging Portfolio.

Comparison of Investment Objectives, Strategies and Policies and Information about
Adviser/Subadviser and Portfolio Managers
Each Merging Portfolio and the Surviving Portfolio have substantially similar investment objectives but pursue these objectives via different strategies. Accordingly, the Reorganizations will result in no material changes to any Merging Portfolio’s investment objective and no changes to fundamental investment limitations, though certain of its principal risks and investment strategies and policies will change. Although each Portfolio has similar principal risks, an investment in the Surviving Portfolio potentially has or may present greater risks than an investment in a Merging Portfolio. The Surviving Portfolio has a potentially increased risk profile due to certain differences in investment strategy, policies and principal risks: the Balanced Portfolio normally allocates at least 25% of its net assets to investment grade bonds and other debt securities from U.S. government and corporate issuers and does not have a policy to invest in companies of any particular market capitalization while the Surviving Portfolio is not currently invested in investment grade bonds and other debt securities from US government and corporate issuers and has an 80% policy to invest in mid cap companies; and the Small Cap Growth Portfolio normally invests at least 80% of its net assets in small cap companies, is not currently invested in foreign securities and compares its performance to the Russell 2000 Growth Index while the Surviving Portfolio has an 80% policy to invest in mid cap companies, is permitted to invest in foreign securities and compares its performance to the Russell Midcap Growth Index. The Portfolios’ investment objectives, strategies and policies are described below. The investment strategy described below does not reflect the complete strategies of each Portfolio, for more information please see the Principal Investment Strategies section of the prospectus for your Merging Portfolio and the Surviving Portfolio.
NBM, the investment adviser of each Merging Portfolio, has reviewed each Merging Portfolio’s current portfolio holdings and determined that those holdings generally are compatible with the Surviving Portfolio’s investment objective and policies. As a result, NBM believes that all or substantially all of each Merging Portfolio’s assets could be transferred to and held by the Surviving Portfolio. Nevertheless, in executing the Surviving Portfolio’s investment strategy, the portfolio manager may determine to sell some or a substantial portion of the assets of a Merging Portfolio after the completion of its Reorganization.

	MERGING PORTFOLIOS			SURVIVING PORTFOLIO
	BALANCED	GROWTH	SMALL CAP GROWTH	MID CAP GROWTH
Investment Objective	Growth of capital	Growth of capital	Long-term growth of capital	Growth of capital
Investment Strategy
Allocates between common stocks of mid-cap companies (defined as those with a total market cap within the market cap range of Russell Mid Cap) and investment grade bonds and other debt securities from US government and corporate issuers. Normally allocate 50% to 70% of net assets to stock investments, with balance allocated to debt securities (at least 25%) and operating cash. May invest up to 10% in below investment grade securities. Although it may invest in securities of any maturity, the Portfolio normally seeks to maintain an average portfolio duration of two years or less.
		Normally invests in common stocks of mid-cap companies (defined as those with a total market cap within the market cap range of Russell Mid Cap)	Normally invests at least 80% of net assets in common stock of small-capitalization companies (defined as those with a total market cap within the market cap range of the Russell 2000)	Normally invests at least 80% of its net assets in common stocks of mid-cap companies (defined as those with a total market cap within the market cap range of Russell Mid Cap)

	MERGING PORTFOLIOS			SURVIVING PORTFOLIO
Investment Adviser/ Subadviser	Investment Adviser: Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC	Investment Adviser: Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC	Investment Adviser: Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC	Investment Adviser: Neuberger Berman Management LLC Subadviser: Neuberger Berman LLC
Portfolio Managers	Kenneth J. Turek Thomas Sontag Michael Foster	Kenneth J. Turek	David H. Burshtan	Kenneth J. Turek

Comparison of Fundamental Investment Limitations and Non-Fundamental Policies
The fundamental investment limitations for each Portfolio are the same. The table below summarizes the Portfolios’ fundamental investment limitations and non-fundamental policies. The fundamental investment limitations of each Portfolio may not be changed without a vote of the majority of the outstanding securities of the Portfolio. The Portfolios’ investment limitations and policies may be found in their combined Statement of Additional Information (“Combined SAI”). Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value of net assets will not result in a violation of such restriction.

In addition to the policies noted below, the Surviving Portfolio has a non-fundamental policy that it shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in mid-capitalization companies. The Surviving Portfolio will not alter this policy without providing at least 60 days’ prior notice to shareholders. The Small Cap Growth Portfolio, one of the Merging Portfolios, has a non-fundamental policy that it shall normally invest at least 80% of its net assets, plus 80% of any borrowings for investment purposes, in small-capitalization companies. The Small Cap Growth Portfolio will not alter this policy without providing at least 60 days’ prior notice to shareholders.

Investment Restriction	All Portfolios
FUNDAMENTAL LIMITATIONS
Borrowing
Each Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Fund’s total assets, the Fund will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

Commodities
Each Fund may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing futures contracts or options (including options on futures and foreign currencies and forward contracts but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

Concentration
Each Fund may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to purchases of (i) securities issued or guaranteed by the U.S. Government and Agency Securities, or (ii) investments by all Funds in certificates of deposit or bankers’ acceptances issued by domestic branches of U.S. banks.

Lending
Each Fund may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

Investment Restriction	All Portfolios
Real Estate
Each Fund may not purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Fund from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein, or instruments secured by real estate or interests therein.

Senior Securities	Each Fund may not issue senior securities, except as permitted under the 1940 Act.
Underwriting
Each Fund may not underwrite securities of other issuers, except to the extent that a Fund, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (“1933 Act”).

Investment through a Master/Feeder Structure
Notwithstanding any other investment policy, each Fund may invest all of its net investable assets (cash, securities and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies and limitations as the Fund. Currently, the Funds do not utilize this policy. Rather, each Fund invests directly in securities.

NON-FUNDAMENTAL POLICIES
Borrowing	Each Fund may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.
Lending	Except for the purchase of debt securities and engaging in repurchase agreements, each Fund may not make any loans other than securities loans.
Margin Transactions
Each Fund may not purchase securities on margin from brokers or other lenders except that a Fund may obtain such short-term credits as are necessary for the clearance of securities transactions. For all Funds, margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

Illiquid Securities
Each Fund may not purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities. Generally, illiquid securities include securities that cannot be expected to be sold or disposed of within seven days in the ordinary course of business for approximately the amount at which the Fund has valued the securities, such as repurchase agreements maturing in more than seven days.

Investment Restriction	All Portfolios
Investments in Any One Issuer
At the close of each quarter of the Fund’s taxable year, (i) no more than 25% of the value of its total assets will be invested in the securities of a single issuer, and (ii) with regard to 50% of its total assets, no more than 5% of the value of its total assets will be invested in the securities of a single issuer. These limitations do not apply to U.S. government securities, as defined for federal tax purposes, or securities of another “regulated investment company” (as defined in section 851(a) of the Internal Revenue Code of 1986, as amended (“Code”)) (“RIC”).

Foreign Securities
The Funds may not invest more than 10% (20% in case of Mid Cap Growth Portfolio) of the value of their total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts (“ADRs”).

Comparison of Principal Risks
The principal risks of investing in the Surviving Portfolio and each Merging Portfolio are listed in the chart below and summarized in the text following the chart. The Portfolios are subject to substantially similar principal risks in most cases and the Balanced Portfolio is subject to additional risks that are not principal risks of the other Portfolios. Although each Portfolio has similar principal risks, an investment in the Surviving Portfolio potentially has or may present greater risks than an investment in a Merging Portfolio. The Surviving Portfolio has a potentially increased risk profile due to certain differences in investment strategy, policies and principal risks: the Balanced Portfolio normally allocates at least 25% of its net assets to investment grade bonds and other debt securities from U.S. government and corporate issuers and does not have a policy to invest in companies of any particular market capitalization while the Surviving Portfolio is not currently invested in investment grade bonds and other debt securities from US government and corporate issuers and has an 80% policy to invest in mid cap companies; and the Small Cap Growth Portfolio normally invests at least 80% of its net assets in small cap companies, is not currently invested in foreign securities and compares its performance to the Russell 2000 Growth Index while the Surviving Portfolio has an 80% policy to invest in mid cap companies, is permitted to invest in foreign securities and compares its performance to the Russell Midcap Growth Index. Historically, most of each Portfolios’ performance has depended on what happened in the markets. The markets’ behavior can be difficult to predict, particularly in the short term. There can be no guarantee that a Portfolio will achieve its goal. A Portfolio may take temporary defensive and cash management positions; in such a case, it will not be pursuing its principal investment strategies.

Risk	Balanced	Growth	Small Cap Growth	Mid Cap Growth
Market Volatility	X	X	X	X
Issuer Specific Risk	X	X	X	X
Mid-Cap Stock Risk	X	X		X
Small and Mid-Cap Stock Risk			X
Growth Stock Risk	X	X	X	X
Sector Risk	X	X	X	X
Foreign Exposure Risk	X	X		X
Risk Management Risk	X	X	X	X
Redemption Risk	X	X	X	X
Recent Market Conditions	X	X	X	X
Risk of Increase in Expenses	X	X	X	X
High Portfolio Turnover			X
Interest Rate Risk	X
Prepayment and Extension Risk	X
Call Risk	X

Credit Risk	X
US Government Securities Risk	X
Lower-Rated Debt Securities Risk	X
Restricted Securities Risk	X
Illiquid Investments Risk	X

The Portfolios are each subject to the following principal risks (unless noted otherwise):
Market Volatility. Markets may be volatile and values of individual securities and other investments may decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment. If the Fund sells a portfolio position before it reaches its market peak, it may miss out on opportunities for better performance.
Issuer-Specific Risk. An individual security or particular type of security may be more volatile, and may perform differently, than the market as a whole.
Mid-Cap Stock Risk (All Portfolios except Small Cap Growth Portfolio). At times, mid-cap companies may be out of favor with investors. Compared to larger companies, mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The stocks of mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns.
Small- and Mid-Cap Stock Risk (Small Cap Growth Portfolio). At times, small- and mid-cap companies may be out of favor with investors. Compared to larger companies, small- and mid-cap companies may depend on a more limited management group, may have a shorter history of operations, and may have limited product lines, markets or financial resources. The stocks of small- and mid-cap companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of stocks by the underperformance of a sector or during market downturns. To the extent the Fund holds stocks of mid-cap companies, the Fund will be subject to their risks.
Growth Stock Risk. Because the prices of most growth stocks are based on future expectations, these stocks tend to be more sensitive than value stocks to bad economic news and negative earnings surprises. Bad economic news or changing investor perceptions may adversely affect growth stocks across several sectors and industries simultaneously.
Sector Risk. To the extent the Fund invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.
Foreign Exposure Risk (All Portfolios except Small Cap Growth Portfolio). Securities issued by U.S. entities with substantial foreign operations may involve additional risks relating to political, economic, or regulatory conditions in foreign countries.
Risk Management. Risk is an essential part of investing. No risk management program can eliminate the Fund’s exposure to adverse events; at best, it may only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund’s investment program.
Redemption Risk. The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is heightened during periods of declining or illiquid markets. Heavy redemptions could hurt the Fund’s performance.
Recent Market Conditions. The financial crisis that started in 2008 continues to affect the U.S. and many foreign economies. The crisis and its after-effects have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.
Risk of Increase in Expenses. A decline in the Fund’s average net assets during the current fiscal year due to market volatility or other factors could cause the Fund’s expense ratios for the current fiscal year to be higher than the expense information presented in “Fees and Expenses.”
High Portfolio Turnover (Small Cap Growth Portfolio). The Fund may engage in active and frequent trading and may have a high portfolio turnover rate, which may increase the Fund’s transaction costs and may adversely affect the Fund’s performance.
Interest Rate Risk (Balanced Portfolio). In general, the value of investments with interest rate risk, such as debt securities, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to interest rate risk will increase with any increase in the duration of those securities.

Prepayment and Extension Risk (Balanced Portfolio). The Fund’s performance could be affected if borrowers pay back principal on certain debt securities, such as mortgage- or asset-backed securities, before or after the market anticipates such payments, shortening or lengthening their duration. Due to a decline in interest rates or an excess in cash flow, a debt security might be called or otherwise converted, prepaid or redeemed before maturity. As a result, the Fund may have to reinvest the proceeds in an investment offering a lower yield, may not benefit from any increase in value that might otherwise result from declining interest rates and may lose any premium it paid to acquire the security. Higher interest rates generally result in slower payoffs, which effectively increase duration, heighten interest rate risk, and increase the potential for price declines.
Call Risk (Balanced Portfolio). When interest rates are low, issuers will often repay the obligation underlying a “callable security” early, in which case the Fund may have to reinvest the proceeds in an investment offering a lower yield and may not benefit from any increase in value that might otherwise result from declining interest rates.
Credit Risk (Balanced Portfolio). Credit risk is the risk that issuers may fail, or become less able, to pay interest and/or principal when due. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.
U.S. Government Securities Risk (Balanced Portfolio). Although the Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities. Furthermore, not all securities issued by the U.S. government and its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury.
Lower-Rated Debt Securities Risk (Balanced Portfolio). Lower-rated debt securities (commonly known as “junk bonds”) involve greater risks than investment grade debt securities. Lower-rated debt securities may fluctuate more widely in price and yield and may fall in price during times when the economy is weak or is expected to become weak. Lower-rated debt securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer’s continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment.
Restricted Securities Risk (Balanced Portfolio). Restricted securities may not be listed on an exchange and may have no active trading market. Restricted securities may be illiquid, and the Fund may be unable to sell them at a time when it may otherwise be desirable to do so or may be able to sell them only at prices that are less than what the Fund regards as their fair market value. Transaction costs may be higher for restricted securities. In addition, the Fund may get only limited information about the issuer of a restricted security.
Illiquid Investments Risk (Balanced Portfolio). Illiquid investments may be more difficult to purchase or sell at an advantageous price or time, and there is a greater risk that the investments may not be sold for the price at which the Fund is carrying them.

Comparison of Fees and Expenses
The following tables show the fees and expenses of each class of shares of the Merging Portfolios and the Surviving Portfolio and the pro forma fees and expenses of each class of shares of the Surviving Portfolio after giving effect to each proposed Reorganization. Expenses for each Portfolio are based on the operating expenses incurred by each class of their shares for the twelve-month period ended December 31, 2014. The pro forma of each class of shares of the Surviving Portfolio assumes that all three Reorganizations take place as expected, that the Surviving Portfolios net assets are approximately equal to the combined net assets of the Portfolios as they currently stand, and that the Reorganizations had been in effect for the same period. This information does not reflect variable contract or qualified plan fees and expenses. If such fees and expenses were reflected, returns would be less than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses. These comparisons assume that each Reorganization was in effect for the period ended June 30, 2015.
Shareholder Fees (fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Balanced	Mid Cap Growth	Mid Cap Growth After Reorganization (pro forma)
	Class I	Class I	Class I
Annual Fund Operating Expenses
Management fees	0.85	0.85	0.85
Distribution (12b-1 fees)	None	None	None
Other expenses	1.20	0.15	0.13
Total annual operating expenses	2.05	1.00	0.98
Fee Waiver and/or expense reimbursement	0.20
Total annual operating expenses after fee waiver and/or expense reimbursement	1.85[1]
1 NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class I so that total annual operating expenses (excluding the compensation of NBM, interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.00% of average net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. This undertaking lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class I will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.00% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

	Growth	Mid Cap Growth	Mid Cap Growth After Reorganization (pro forma)
	Class I	Class I	Class I
Annual Fund Operating Expenses
Management fees	0.85	0.85	0.85
Distribution (12b-1 fees)	None	None	None
Other expenses	1.47	0.15	0.13
Total annual operating expenses	2.32	1.00	0.98
Fee Waiver and/or expense reimbursement	0.47
Total annual operating expenses after fee waiver and/or expense reimbursement	1.85[1]
1 NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class I so that total annual operating expenses (excluding the compensation of NBM, interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.00% of average net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. This undertaking lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class I will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.00% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.
	Small Cap Growth	Mid Cap Growth	Mid Cap Growth After Reorganization (pro forma)
	Class S	Class S	Class S
Annual Fund Operating Expenses
Management fees	1.15	0.85	0.85
Distribution (12b-1 fees)	0.25	0.25	0.25
Other expenses	0.68	0.15[1]	0.13
Total annual operating expenses	2.08	1.25	1.23
Fee Waiver and/or expense reimbursement	0.67
Total annual operating expenses after fee waiver and/or expense reimbursement	1.41[2]

1 NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses related to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.25% of average net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. This undertaking lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.25% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.
2 NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.40% of average net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. This undertaking lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.40% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

	Balanced	Growth	Small Cap Growth	Mid Cap Growth		Mid Cap Growth Assuming Consummation of All Three Reorganizations (pro forma)
	Class I	Class I	Class S	Class I	Class S	Class I	Class S
Annual Fund Operating Expenses
Management fees	0.85	0.85	1.15	0.85	0.85	0.85	0.85
Distribution (12b-1 fees)	None	None	0.25	None	0.25	None	0.25
Other expenses	1.20	1.47	0.68	0.15	0.15	0.12	0.12
Total annual operating expenses	2.05	2.32	2.08	1.00	1.25[1]	0.97	1.22
Fee Waiver and/or expense reimbursement	0.20	0.47	0.67
Total annual operating expenses after fee waiver and/or expense reimbursement	1.85[2]	1.85[3]	1.41[4]
1 NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses related to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.25% of average net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. This undertaking lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.25% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.
2 NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class I so that total annual operating expenses (excluding the compensation of NBM, interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.00% of average net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. This undertaking lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class I will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.00% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.
3 NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class I so that total annual operating expenses (excluding the compensation of NBM, interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.00% of average net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. This undertaking lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class I will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.00% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.
4 NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class S so that total annual operating expenses (excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses relating to short sales, acquired fund fees and expenses and extraordinary expenses, if any) are limited to 1.40% of average net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. This undertaking lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board of Trustees. The Fund has agreed that Class S will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.40% of the class’ average net assets. Any such repayment must be made within three years after the year in which NBM incurred the expense.

Example of Portfolio Expenses
This example can help you compare costs between each Merging Portfolio and the Surviving Portfolio and the pro forma costs for the Surviving Portfolio after giving effect to the Reorganization. The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the Portfolios’ expenses were those in the table above. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower. These examples do not take into account any fees or expenses that your insurance company or other financial intermediary may impose.

Reorganization of Balanced Into Mid Cap Growth including Proformas

Year 1
	Balanced	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$188	$102	$100

Year 3
	Balanced	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$582	$318	$312

Year 5
	Balanced	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$1,045	$552	$542

Year 10
	Balanced	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$2,328	$1,225	$1201

Reorganization of Growth Into Mid Cap Growth including Proformas

Year 1
	Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$188	$102	$100

Year 3
	Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$582	$318	$312

Year 5
	Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$1,105	$552	$542

Year 10
	Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$2,540	$1,225	$1201

Reorganization of Small Cap Growth Into Mid Cap Growth including Proformas

Year 1
	Small Cap Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class S	$144	$127	$125

Year 3
	Small Cap Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class S	$446	$397	$390

Year 5
	Small Cap Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class S	$922	$686	$676

Year 10
	Small Cap Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class S	$2,239	$1,511	$1489

Consummation of All Three Reorganizations including Proformas

Year 1
	Balanced	Growth	Small Cap Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$188	$188	-	$102	$99
Class S	-	-	$144	$127	$124

Year 3
	Balanced	Growth	Small Cap Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$582	$582	-	$318	$309
Class S	-	-	$446	$397	$387

Year 5
	Balanced	Growth	Small Cap Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$1,045	$1,105	-	$552	$536
Class S	-	-	$922	$686	$670

Year 10
	Balanced	Growth	Small Cap Growth	Mid Cap Growth	Mid Cap Growth (pro forma)
Class I	$2,328	$2,540	-	$1,225	$1190
Class S	-	-	$2,239	$1,511	$1477

Comparative Performance Information
The bar chart and table for each Portfolio below provide an indication of the risks of investing in the Portfolios. Each bar chart provides some indication of the risks of investing in the Portfolios by showing changes in each Portfolio’s performance from year to year. The table next to the bar chart shows what the returns would equal if you averaged out actual performance over various lengths of time and compares the returns with the returns of two broad based market indices for Balanced Portfolio and one broad-based market index for Growth Portfolio, Mid Cap Growth Portfolio and Small Cap Growth Portfolio. The table also compares the returns of each Portfolio with the returns of an additional index with similar investment objectives. The performance information does not reflect variable contract or qualified plan fees and expenses. If such fees and expenses were reflected, returns would be less than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses. Past performance is not a prediction of future results.

Balanced - Class I
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

Best quarter: Q2 '09, 11.79% Worst quarter: Q4 '08, -24.05%
AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/14*
	1 Year	5 Years	10 Years
Balanced Portfolio (Class I)	4.18	9.77	5.19
Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes)	0.77	1.41	2.85
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	11.90	16.94	9.43
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	13.22	17.19	9.56
*	Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Growth - Class I
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

Best quarter: Q1 '12, 14.97% Worst quarter: Q4 '08, -25.65%
AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/14*
	1 Year	5 Years	10 Years
Growth Portfolio (Class I)	6.89	15.77	9.26
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	11.90	16.94	9.43
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	13.22	17.19	9.56
*	Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Small Cap Growth - Class S
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

Best quarter: Q2 '09, 16.15% Worst quarter: Q4 '08, -26.74%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/14*
	1 Year	5 Years	10 Years
Small Cap Growth Portfolio (Class S)	3.47	14.21	4.63
Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes)	5.60	16.80	8.54
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)	4.89	15.55	7.77
*	Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Mid Cap Growth - Class I
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

Best quarter: Q1 '12, 14.85% Worst quarter: Q4 '08, -25.42%

AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/14*
	1 Year	5 Years	10 Years
Mid Cap Growth Portfolio (Class I)	7.58	15.78	9.50
Russell Midcap Growth Index (reflects no deduction for fees, expenses or taxes)	11.90	16.94	9.43
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	13.22	17.19	9.56
*	Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Mid Cap Growth - Class S
YEAR-BY-YEAR % RETURNS AS OF 12/31 EACH YEAR*

Best quarter: Q1 '12, 14.77% Worst quarter: Q4 '08, -25.47%
AVERAGE ANNUAL TOTAL % RETURNS AS OF 12/31/14*
	1 Year	5 Years	10 Years
Mid Cap Growth Portfolio (Class S)	7.31	15.49	9.23
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	11.90	16.94	9.43
Russell Midcap Index (reflects no deduction for fees, expenses or taxes)	13.22	17.19	9.56
*	Returns would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown.

Descriptions of Indices

The Barclays 1-3 Year U.S. Government/Credit Index is an unmanaged index of government and credit securities with maturities between 1 and 3 years (including U.S. Treasuries, U.S. government agencies, and corporate, sovereign, supranational and taxable municipal bonds). All bonds in the index must be rated investment grade by at least two of the following rating agencies: Standard & Poor’s, Moody’s Investors Services, Inc., and Fitch Inc.

The Russell 2000® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

The Russell 2000® Index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

The Russell Midcap® Growth Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

The Russell Midcap® Index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.
Capitalization

The following table sets forth the capitalization of each Merging Portfolio and the Surviving Portfolio as of June 30, 2015 and of the Surviving Portfolio on a pro forma combined basis as of that date, giving effect to each Reorganization.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Balanced – Class I	14,115,630	13.80	1,022,741
Mid Cap Growth - Class I	78,455,944	26.97	2,908,941
Mid Cap Growth After Reorganization (pro forma) – Class I	92,571,574	26.97	3,432,312

Growth – Class I	8,265,226	32.48	254,503
Mid Cap Growth - Class I	78,455,944	26.97	2,908,941
Mid Cap Growth After Reorganization (pro forma) – Class I	86,721,170	26.97	3,215,394

Small Cap Growth - Class S	19,447,509	19.31	1,006,952
Mid Cap Growth - Class S	194,103,617	25.51	7,610,284
Mid Cap Growth After Reorganization (pro forma) – Class S	213,551,126	25.51	8,372,770

Mid Cap Growth Assuming Consummation of All Three Reorganizations (pro forma) – Class I	100,836,800	26.97	3,738,765
Mid Cap Growth Assuming Consummation of All Three Reorganizations (pro forma) – Class S	213,551,126	25.51	8,372,770

Information Regarding the Plan of Reorganization and Dissolution
The terms and conditions under which each Reorganization will be consummated are set forth in the Plan, a copy of the form of which is attached as Appendix A to this Information Statement. Significant provisions of the Plan are summarized below; however, this summary is qualified in its entirety by reference to the Plan itself.
The Plan provides for each Reorganization to occur on or about November 6, 2015. The Plan provides that pursuant to each Reorganization, all of the assets of a Merging Portfolio will be transferred to the Surviving Portfolio at the close of business (or other time determined by the Trust) on the Effective Date (the “Effective Time”). In exchange for that transfer of assets, the Surviving Portfolio will simultaneously (a) issue to the Merging Portfolio a number of full and fractional Surviving Portfolio shares, by class, equal in value to the aggregate NAV of the Merging Portfolio outstanding at the Effective Time and (b)assume all of the liabilities of the Merging Portfolio.
Following that exchange, the Merging Portfolio will distribute all of the Surviving Portfolio shares proportionately to its shareholders of record (i.e., one or more Separate Accounts) at the Effective Time (each, a “Separate Account Shareholder”), by class, in complete liquidation of the Merging Portfolio. That distribution will be accomplished by the Trust’s transfer agent’s opening accounts on the Surviving Portfolio’s share transfer books in the names of the Separate Account Shareholders (other than Separate Account Shareholders that already have the Surviving Portfolio share accounts) and transferring those Surviving Portfolio shares to those newly opened and existing accounts. Pursuant to that transfer, each Separate Account Shareholder’s account will be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Surviving Portfolio shares due to that Separate Account Shareholder. The account for each Separate Account Shareholder that holds any Merging Portfolio Class I shares will be credited with the respective pro rata number of the Surviving Portfolio Class I shares due that Separate Account Shareholder and the account for each Separate Account Shareholder that holds any Merging Portfolio Class S shares will be credited with the respective pro rata number of the Surviving Portfolio Class S shares due that Separate Account Shareholder. The aggregate NAV of the Surviving Portfolio shares to be so credited to each Separate Account Shareholder’s account will equal the aggregate NAV of the Merging Portfolio shares that Separate Account Shareholder owned at the Effective Time. All outstanding shares of each Merging Portfolio, including any represented by certificates, will simultaneously be canceled on the Merging Portfolio’s share transfer books. The Surviving Portfolio will not issue certificates representing the Surviving Portfolio shares issued in connection with any Reorganization.
After the Effective Time, each Merging Portfolio will not conduct any business except in connection with its dissolution. As soon as reasonably practicable after distribution of the Surviving Portfolio shares described above, but in all events within six months after the Effective Time, each Merging Portfolio will be terminated as a series of the Trust and any further actions will be taken in connection therewith as required by applicable law.
The Plan may be terminated or delayed, and any Reorganization may be abandoned or postponed by the Board at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Portfolio to each Reorganization. The completion of each Reorganization also is subject to various conditions, including completion of all filings with, and receipt of any necessary approvals from, the SEC, delivery of a legal opinion regarding the federal tax consequences of the Reorganization and other customary corporate and securities matters. Subject to the satisfaction of those conditions, each respective Reorganization will take place at the Effective Time. Each Reorganization is independent of the others, and the Reorganization of any Merging Portfolio may proceed even if the Reorganization of one or both of the other Merging Portfolios is postponed or cancelled.
No sales charges will be imposed by any Portfolio in connection with the receipt of the Surviving Portfolio shares by shareholders of a Merging Portfolio.
As provided in the Plan, expenses solely and directly related to each Reorganization (as determined in accordance with guidelines set by the Internal Revenue Service) will be paid by NBM, the investment manager of each Portfolio, though Surviving Portfolio will pay any fees payable to governmental authorities for the registration or qualification of the Surviving Portfolio shares distributable to Merging Portfolio shareholders pursuant to each Reorganization and all related transfer agency costs. Such fees and costs are not expected to be material to the operation of the Surviving Portfolio.
Reasons for the Reorganizations
The Board met on June 24, 2015 to consider information in connection with the Reorganizations. In determining whether to approve each Reorganization and the Plan, the Board, with the advice and assistance of independent legal counsel, inquired into and considered a number of matters, including: (1) the terms and conditions of the Reorganization; (2) the compatibility of the investment programs of each Merging Portfolio and the Surviving Portfolio; (3) the expense ratios of each Portfolio on a comparative basis and projected pro forma estimated expense ratios; (4) the relative historical performance record of the Portfolios; (5) the historical asset levels of each Merging Portfolio and its prospects for future growth; (6) the continuity of advisory and portfolio management, distribution and shareholder services provided by the Reorganization; (7) that NBM will bear costs of the Reorganization and the Surviving Portfolio will pay any fees payable to governmental authorities for the registration or qualification of the Surviving Portfolio shares distributable to the Merging Portfolio’s shareholders pursuant to the Reorganization and related transfer agency costs; (8) the benefits to NBM as a result of the Reorganization; (9) the potentially increased risk profile of the Surviving Portfolio due to the differences in investment strategy, policies and principal risks: the Balanced Portfolio normally allocates at least 25% of its net assets to investment grade bonds and other debt securities from U.S. government and corporate issuers and does not have a policy to invest in companies of any particular market capitalization while the Surviving Portfolio is not currently invested in investment grade bonds and other debt securities from US government and corporate issuers and has an 80% policy to invest in mid cap companies; and the Small Cap Growth Portfolio normally invests at least 80% of its net assets in small cap companies, is not currently invested in foreign securities and compares its performance to the Russell 2000 Growth Index while the Surviving Portfolio has an 80% policy to invest in mid cap companies, is permitted to invest in foreign securities and compares its performance to the Russell Midcap Growth Index; and (10) the non-recognition of any gain or loss for federal income tax purposes to each Merging Portfolio or its shareholders as a result of the Reorganization. The Board did not assign specific weights to any or all of these factors, but it did consider all of them in determining, in its business judgment, to approve the Reorganization and Plan.
At the meetings, representatives of NBM discussed the rationale for the Reorganizations. NBM’s representatives explained that the Reorganization of each Merging Portfolio would eliminate the smaller investment options that are less viable than other portfolios in the complex, reduce redundancy in the investment strategies offered by the Neuberger Berman variable insurance portfolios and create one product with meaningful assets under management, lower expenses and a more viable long-term future. NBM’s representatives also noted that each Merging Portfolio and the Surviving Portfolio have substantially similar investment objectives, but employ different investment strategies and policies to meet those objectives.
NBM’s representatives noted that the Surviving Portfolio is operating below its contractual expense cap and its annual operating expenses (“Net Expenses”) are lower than each Merging Portfolio’s Net Expenses after fee waiver and/or expense reimbursement. The Surviving Portfolio has identical contractual expense caps as Balanced Portfolio and Growth Portfolio, and lower contractual expense caps than Small Cap Growth Portfolio, and NBM has agreed to maintain the Surviving Portfolio’s contractual expense caps until December 31, 2018.
NBM explained that alternatives to the Reorganizations were considered, including liquidating and terminating the Merging Portfolios, but that it was determined that the more beneficial course of action for shareholders would be to merge the Merging Portfolios.
NBM then reviewed with the Board the terms and conditions of the Plan, noting that the Reorganizations were expected to be tax-free to each Merging Portfolio and its shareholders. NBM noted that the interests of the shareholders would not be diluted by the Reorganizations because they would be effected on the basis of each Merging Portfolio’s NAV. NBM further noted that the Plan provides that NBM will pay the costs associated with each Reorganization though the Surviving Portfolio will pay any fees owed to governmental authorities for the registration or qualification of the Surviving Portfolio shares distributable to the Merging Portfolio shareholders and all related transfer agency costs. NBM noted that such fees and costs are not expected to be material to the operation of the Surviving Portfolio. They then recommended that the Board approve each Reorganization.
Article X, Section 5 permits the Board to reorganize portfolios without shareholder approval so long as the Board provides written notice to affected shareholders of any such transaction.
In reaching the decision to approve each Reorganization and the Plan, the Board concluded that the participation of each Merging Portfolio in the Reorganizations would be in the best interests of the Merging Portfolio and that the interests of the shareholders of the Merging Portfolio would not be diluted as a result of the Reorganization. The Board’s conclusion was based on a number of factors, including those discussed above under the section of this Information Statement entitled “Considerations Regarding the Reorganizations.”
On the basis of the information provided to it and its evaluation of that information, the Board voted unanimously to approve each Reorganization and the Plan.
Description of the Securities to be Issued
The shareholders of each Merging Portfolio will receive Class I or Class S shares of the Surviving Portfolio in accordance with the procedures provided for in the Plan. All such shares will be fully paid and non-assessable by the Surviving Portfolio when issued and will have no preemptive or conversion rights.
The Surviving Portfolio is registered with the SEC as an open-end management investment company, and its Trustees are authorized to issue an unlimited number of shares of beneficial interest. Shares of the Surviving Portfolio represent equal proportionate interests in its assets and have identical voting, dividend, redemption, liquidation, and other rights.

The Board of the Surviving Portfolio does not intend to hold annual meetings of shareholders of the Surviving Portfolio. It will call special meetings of the shareholders of the Portfolio only if required under the 1940 Act or in their discretion or upon the written request of holders of 25% or more of the outstanding shares of the Portfolio entitled to vote.
Federal Income Tax Considerations
Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) (1) (D) of the Code.
As a condition to consummation of each Reorganization, the Trust will receive an opinion of K&L Gates LLP, its counsel (“Opinion”), substantially to the effect that, based on the facts and assumptions stated therein and conditioned on certain representations of the Trust being true and complete at the Effective Time and the Reorganization’s being completed in accordance with the Plan (without the waiver or modification of any terms or conditions of the Plan and without taking into account any amendment thereof that such counsel has not approved) -- with respect to each Reorganization, for federal income tax purposes:
(1)
The Merging Portfolio’s transfer of its assets to the Surviving Portfolio in exchange solely for the Surviving Portfolio’s shares (“Surviving Portfolio Shares”) and its assumption of the Merging Portfolio’s liabilities, followed by the Merging Portfolio’s distribution of those shares pro rata to its shareholders actually or constructively in exchange for their Merging Portfolio shares and in complete liquidation of the Merging Portfolio, will qualify as a “reorganization” (as defined in section 368(a)(1)(D) of the Code), and each Portfolio will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(2)
Each Merging Portfolio will recognize no gain or loss on the transfer of its assets to the Surviving Portfolio in exchange solely for Surviving Portfolio shares and Surviving Portfolio’s assumption of each Merging Portfolio’s liabilities or on the subsequent distribution of those shares to the Merging Portfolio shareholders in exchange for their Merging Portfolio shares;

(3)
The Surviving Portfolio will recognize no gain or loss on its receipt of each Merging Portfolio’s assets in exchange solely for Surviving Portfolio shares and Surviving Portfolio’s assumption of each Merging Portfolio’s liabilities;

(4)
The Surviving Portfolio’s basis in each asset it acquires from each Merging Portfolio will be the same as each Merging Portfolio’s basis therein immediately before its respective Reorganization, and Surviving Portfolio’s holding period for each such asset will include the Merging Portfolio’s holding period therefor (except where Surviving Portfolio’s investment activities have the effect of reducing or eliminating an asset’s holding period);

(5)	A Merging Portfolio shareholder will recognize no gain or loss on the exchange of all its Merging Portfolio shares solely for Surviving Portfolio shares pursuant to the Reorganization; and

(6)	A Merging Portfolio shareholder’s aggregate basis in the Surviving Portfolio shares it receives in the Reorganization will be the same as the aggregate basis in its Merging Portfolio shares it actually or constructively surrenders in exchange for those Surviving Portfolio shares, and its holding period for those Surviving

Portfolio shares will include, in each instance, its holding period for those Merging Portfolio shares, provided the shareholder holds them as capital assets at the Effective Time.
Notwithstanding clauses (2) and (4), the Opinion may state that no opinion is expressed as to the effect of any Reorganization on either participating Portfolio or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the dissolution or transfer thereof) under a mark-to-market system of accounting.
On or before the Effective Date, each Merging Portfolio will distribute substantially all of its undistributed net investment income, net capital gain, net short-term capital gain and net gains from foreign currency transactions, if any, in order to continue to maintain its tax status as a regulated investment company.
The foregoing description of the federal income tax consequences of the Reorganizations is limited and general in nature, and it does not take into account the particular circumstances of any shareholder or contractholder. Contractholders are therefore urged to consult their tax advisers as to the specific consequences to them of the Reorganizations, in light of their individual circumstances, including the applicability and effect of state, local, foreign and other tax consequences, if any, of the Reorganizations.

ADDITIONAL INFORMATION ABOUT THE SURVIVING PORTFOLIO
Portfolio Turnover
The Surviving Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs which are not reflected in annual operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s turnover rate was 64% of the average value of its portfolio.

Your Investment
The Surviving Portfolio offers Class I and Class S shares. Balanced Portfolio and Growth Portfolio each offer Class I shares and Small Cap Growth Portfolio offers Class S shares. Each class has identical investment programs but different arrangements for distribution and shareholder servicing and, consequently, different expenses. The following sections explain the different expenses you may pay when investing in each class. When you buy and sell shares of a Portfolio, the share price is the Portfolio’s net asset value per share. Neither Class I shares nor Class S shares are subject to sales charges. The Portfolios are designed for use with certain variable insurance contracts and qualified plans.

Because shares of the Portfolios are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to the Portfolios. The fee information here does not include the fees and expenses charged by your insurance company under your variable contract or by your qualified plan; for those fees and expenses, you will need to see the prospectus for your variable contract or your qualified plan documentation.

Class I Shares
Class I shares have a non-fee distribution plan that recognizes that NBM may use its own resources, including revenues from fees paid to NBM from a Portfolio, to pay expenses for services primarily intended to result in distribution of Portfolio shares.

NBM may also pay insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide respecting the Portfolio to current and prospective variable contract owners and qualified plan participants. These services may include providing information about the Portfolio, teleservicing support, and delivering Portfolio documents, among others. These payments may encourage intermediaries participating in the Portfolio to render services to variable contract owners and qualified plan participants, and may also provide incentive for the intermediaries to make the Portfolio’s shares available to their current or prospective variable contract owners and qualified plan participants, and therefore promote distribution of the Portfolio’s shares.

NBM does not receive any separate fees from the Fund for making these payments.

Class S Shares
Class S shares have a Distribution and Shareholder Services Plan (also known as a “12b-1 plan”) that provides for payment to NBM of a fee in the amount of 0.25% (“12b-1 fee”) per year of the Portfolio’s assets. The 12b-1 fee compensates NBM for distribution and shareholder services to the Portfolio. Because these fees are paid out of the Portfolio’s assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges (which the Portfolios do not have).

NBM may, in turn, pay all or a portion of the proceeds from the 12b-1 fee to insurance companies or their affiliates and qualified plan administrators (“intermediaries”) for services they provide respecting the Portfolio to current and prospective variable contract owners and qualified plan participants that invest in the Portfolio through the intermediaries. These services may include providing information about the Portfolio, teleservicing support, and delivering Portfolio documents, among others. Payment for these services may help promote the sale of the Portfolio’s shares. NBM may also use its own resources, including revenues from other fees paid to NBM from the Portfolio, to pay expenses for services primarily intended to result in the distribution of the Portfolio’s shares. Amounts paid to intermediaries may be greater or less than the 12b-1 fee paid to NBM under the Distribution and Shareholder Services Plan. These payments may encourage intermediaries participating in the Portfolio to render services to variable contract owners and qualified plan participants, and may also provide incentive for the intermediaries to make the Portfolio’s shares available to their current or prospective variable contract owners and qualified plan participants, and therefore promote distribution of the Portfolio’s shares.

Buying and Selling Fund Shares

The Portfolios are designed for use with certain variable insurance contracts and qualified plans.

Because shares of the Portfolios are held by the insurance company or qualified plans involved, you will need to follow the instructions provided by your insurance company or qualified plan for matters involving allocations to this Fund.

Under certain circumstances, the Portfolios reserves the right to:
●	suspend the offering of shares
●	reject any exchange or investment order
●	satisfy an order to sell Portfolio shares with securities rather than cash, for certain very large orders
●	change, suspend, or revoke the exchange privilege
●
suspend or postpone the redemption of shares on days when trading on the New York Stock Exchange (“Exchange”) is restricted, or as otherwise permitted by the U.S. Securities and Exchange Commission (“SEC”)

Frequent purchases, exchanges and redemptions of Portfolio shares (“market-timing activities”) can interfere with effective Portfolio management and adversely affect Portfolio performance in various ways, including by requiring a portfolio manager to liquidate portfolio holdings at a disadvantageous time or price, by increasing costs (such as brokerage costs) to the Portfolio by requiring a portfolio manager to effect more frequent purchases and sales of portfolio securities, and possibly by requiring a portfolio manager to keep a larger portion of Portfolio assets in cash, all of which could adversely affect the interests of long-term shareholders. To discourage market-timing activities by Portfolio shareholders, the Board has adopted market-timing policies and has approved the procedures of the principal underwriter for implementing those policies. Pursuant to such policies, the exchange privilege can be withdrawn from any investor that is believed to be “timing the market” or is otherwise making exchanges judged to be excessive. In furtherance of these policies, under certain circumstances, the Portfolio reserves the right to reject any exchange or purchase order; change, suspend or revoke the exchange privilege.

NBM applies the Portfolio’s policies and procedures with respect to market-timing activities by monitoring trading activity in the Portfolio, identifying excessive trading patterns, and warning or prohibiting shareholders who trade excessively from making further purchases or exchanges of Portfolio shares. These policies and procedures are applied consistently to all shareholders. Although the Portfolio makes efforts to monitor for market-timing activities, the ability of the Portfolio to monitor trades that are placed by the underlying shareholders of omnibus accounts maintained by brokers, retirement plan accounts and other approved intermediaries may be limited in those instances in which the investment intermediary maintains the underlying shareholder accounts. Accordingly, there can be no assurance that the Portfolio will be able to eliminate all market-timing activities.

Because the Portfolio is offered to different insurance companies, and for different types of variable contracts — annuities and life insurance —and to qualified plans, groups with different interests will share the Portfolio. Due to differences of tax treatment and other considerations among these shareholders, it is possible (although not likely) that the interests of the shareholders might sometimes be in conflict. For these reasons, the trustees of the Portfolio watch for the existence of any material irreconcilable conflicts and will determine what action, if any, should be taken in the event of a conflict. If there is a conflict, it is possible that to resolve it, one or more insurance company separate accounts or qualified plans might be compelled to withdraw its investment in the Portfolio. While this might resolve the conflict, it also might force the Fund to sell securities at disadvantageous prices.

Shares Prices
When you buy and sell shares of a Portfolio, the share price is the Portfolio’s net asset value per share.

The Portfolio is open for business every day the Exchange is open. The New York Stock Exchange (“Exchange”) is generally closed on all national holidays and Good Friday; Portfolio shares will not be priced on those days or other days on which the Exchange is closed. A Portfolio may decide to remain open on a day when the Exchange is closed for unusual reasons. In such a case, the Portfolio would post a notice on www.nb.com.

The Portfolio calculates its share price as of the end of regular trading on the Exchange on business days, usually 4:00 p.m. Eastern time. In general, every buy or sell order you place will go through at the next share price to be calculated after your request has been received in proper form; check with your insurance company or qualified plan administrator to find out by what time your order must be received in order to be processed the same day. Depending on when your insurance company or qualified plan accepts transaction requests, it is possible that the Portfolio’s share price could change on days when you are unable to buy or sell shares.

Because foreign markets may be open on days when U.S. markets are closed, the value of foreign securities owned by the Portfolio could change on days when you cannot buy or sell Portfolio shares. Remember, though, any purchase or sale takes place at the next share price calculated after you send your order to your insurance company or qualified plan administrator and it is received in proper form.

Share Price Calculations
The net asset value per share of each class of a Portfolio is the total value of Portfolio assets attributable to shares of that class minus the liabilities attributable to that class, divided by the total number of shares outstanding for that class. Because the value of the Portfolio’s portfolio securities changes every business day, its share price usually changes as well.

Equity securities (including securities issued by ETFs) held by a Portfolio generally are valued by one or more independent pricing services approved by the Board at the last reported sale price or official closing price or, if there is no reported sale or official closing price on the basis of market quotations. Debt securities (other than short-term securities) held by a Portfolio generally are valued by one or more independent pricing services approved by the Board on the basis of market quotations. Short-term securities held by a Portfolio may be valued on the basis of amortized cost.

If a valuation for a security is not available from an independent pricing service or if NBM believes in good faith that the valuation does not reflect the amount a Portfolio would receive on a current sale of that security, the Portfolio seeks to obtain quotations from brokers or dealers. If such quotations are not readily available, a Portfolio may use a fair value estimate made according to methods approved by the Board. A Portfolio may also use these methods to value certain types of illiquid securities. Fair value pricing generally will be used if the market in which a portfolio security trades closes early or if trading in a particular security was halted during the day and did not resume prior to a Portfolio’s net asset value calculation.

A Portfolio may also fair value securities that trade in a foreign market if significant events that appear likely to affect the value of those securities occur between the time the foreign market closes and the time the Exchange closes. Significant events may include (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations. The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of NBM, operating under procedures approved by the Board, instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect a Portfolio by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of a Portfolio’s net asset value by such traders.

Portfolio Holdings Policy
A description of the Portfolio’s policies and procedures with respect to the disclosure of the Portfolio’s portfolio holdings is available in the Combined SAI.
The complete portfolio holdings for the Portfolio are available at http://www.nb.com and are generally posted 15-30 days after each month-end.
The Portfolio’s complete portfolio holdings will remain available at this website until the subsequent month-end holdings have been posted. Complete portfolio holdings for the Portfolio will also be available in reports on Form N-Q or Form N-CSR filed with the SEC. Historical portfolio holdings are available upon request.
Distributions and Taxes
Distributions. The Portfolio pays out to shareholders of record any net income and net realized capital gains. Ordinarily, the Fund makes distributions once a year, in October. All dividends and other distributions received by shareholders of record are automatically reinvested in Portfolio shares.
Taxes. The information below is only a summary of some of the important federal tax considerations generally affecting the Portfolio and its shareholders; for a more detailed discussion, request a copy of the Combined SAI. Also, you may want to consult your tax professional. Everyone’s tax situation is different, and your professional should be able to help you answer any questions you may have.
How distributions and transactions are taxed. Dividends and other distributions made by the Portfolio, as well as transactions in Portfolio shares, generally are not taxable, except to the extent described in your qualified plan documentation or variable contract prospectus. Please consult such documents for more information.
Other tax-related considerations. The Portfolio intends to continue to qualify for treatment as a “regulated investment company” for federal tax purposes (“RIC”) by satisfying the requirements under Subchapter M of Chapter 1 of Subtitle A (“Subchapter M”) of the Internal Revenue Code of 1986, as amended (“Code”). As a RIC, the Portfolio is not subject to federal income tax on its ordinary income and net realized capital gains that it distributes to its shareholders. It is the Portfolio’s intention to distribute all such income and gains for each taxable year.
Because the Portfolio is offered to, among others, insurance company separate accounts (each, a “Separate Account”) to fund variable contracts, it must meet special diversification standards beyond those that apply to RICs under Subchapter M. That is so because Section 817(h) of the

Code and the regulations thereunder require that a Separate Account be “adequately diversified” (see the next paragraph for certain rules regarding that term) in order for the tax deferral for variable contracts based thereon to apply. In determining whether a Separate Account is so diversified, the Separate Account may “look-through” a RIC that satisfies certain criteria – which the Portfolio has done for each past taxable year and intends to continue to do – and treat the RIC’s assets as its own. If the Portfolio’s assets failed to meet those diversification standards, you could be subject to adverse tax consequences – for example, distributions of the income earned and gains realized by the Portfolio to the Separate Accounts that are invested in the Portfolio (“Portfolio Accounts”) would generate a current tax liability for you instead of the tax deferral mentioned above. Accordingly, the Portfolio intends to continue to comply with the diversification requirements of Section 817(h) and the regulations so that owners of the variable contracts based on the Portfolio Accounts will not be subject to federal tax on distributions from the Portfolio to those Accounts.
Under the relevant regulations, a Portfolio Account is deemed to be adequately diversified if (1) no more than 55% of the value of the Portfolio’s total assets is represented by any one investment, (2) no more than 70% of that value is represented by any two investments, (3) no more than 80% of that value is represented by any three investments, and (4) no more than 90% of that value is represented by any four investments. Section 817(h) also provides, as a safe harbor, that a Portfolio Account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the Portfolio’s total assets is represented by cash and cash items, government securities, and securities of other RICs. For purposes of those regulations, all securities of the same issuer are treated as a single investment, but each U.S. government agency or instrumentality is treated as a separate issuer. It is possible that complying with these requirements may at times call for decisions that could reduce investment performance.
The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio and you. Please refer to the Combined SAI for more information about the taxation of the Portfolio. You should refer to the prospectus for your variable contract or your qualified plan documentation, or consult with your tax adviser, for information regarding taxes applicable to the variable contract or your qualified plan, respectively.
Capital Loss Carryovers (“CLCOs”). Growth Portfolio had CLCOs of approximately $2,000,000 at December 31, 2014, which the Surviving Portfolio will be able to carry over and use in taxable years ending after the Reorganization (together with any net capital loss Growth Portfolio sustains during its taxable year ending on the Effective Date and any net unrealized built-in loss it has on that date), subject to certain limitations under the Code. With respect to any such losses and certain of those CLCOs, (1) the Surviving Portfolio will be able to carry them over and use them for an unlimited period and (2) they will retain their character as either short-term or long-term capital losses (rather than being considered all short-term, as under previous law).

OTHER INFORMATION
Investment Adviser, Subadviser, and Portfolio Managers
NBM, located at 605 Third Avenue, 2nd Floor, New York, NY 10158, serves as investment adviser and administrator for the Surviving Portfolio. Neuberger Berman LLC, located at 605
Third Avenue, 2nd Floor, New York, NY 10158, serves as sub-adviser to provide investment recommendations, research and related services to the Surviving Portfolio. NBM manages, supervises and conducts the business and administrative affairs of the Portfolio and other NBM Portfolios with net assets totaling approximately $251 billion as of June 30, 2015. Pursuant to an Investment Advisory Agreement, the Surviving Portfolio pays NBM an advisory fee as described below.

The contractual advisory fee rate for the Surviving Portfolio is 0.55% of the first $250 million of the Fund’s average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

With respect to the Surviving Portfolio, NBM has contractually undertaken to waive and/or reimburse certain fees and expenses of Class I and Class S so that total annual operating expenses (excluding the compensation of NB Management with respect to Class I; and excluding interest, taxes, transaction costs, brokerage commissions, dividend and interest expenses related to short sales, acquired fund fees and expenses and extraordinary expenses, if any, with respect to Class I and Class S) of each class are limited to 1.00% and 1.25% of average net asset value, respectively. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years. Each of these undertakings lasts until 12/31/2018 and may not be terminated during its term without the consent of the Board. The Fund has agreed that each of Class I and Class S will repay NBM for fees and expenses waived or reimbursed for the class provided that repayment does not cause annual operating expenses to exceed 1.00% and 1.25% of the class’ average net assets, respectively. Any such repayment must be made within three years after the year in which NBM incurred the expense. Further information regarding waivers and expenses is available in the Portfolios’ Prospectus.

Any waivers or reimbursements will have the effect of lowering the overall expense ratio for the Surviving Portfolio and increasing its overall return to investors at the time any such amounts were waived and/or reimbursed. A discussion regarding the basis for the Surviving Portfolio’s Board’s approval of the Investment Advisory Agreement is available in the Annual Report to Shareholders for the period ended December 31, 2014.
The following individuals serve as portfolio manager(s) for the Portfolios as noted:
Thomas Sontag (Balanced) is a Managing Director of Neuberger Berman Management LLC, Neuberger Berman, LLC and Neuberger Berman Fixed Income LLC. He has been a Portfolio Manager of the Fund since 2006 and has managed portfolios for Neuberger Berman Fixed Income LLC since 2004.
Kenneth J. Turek (Balanced, Growth, and Mid Cap Growth) is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman, LLC. Mr. Turek has been a Portfolio Manager of the Fund since 2003.

Michael Foster (Balanced) is a Senior Vice President of Neuberger Berman Management LLC, Neuberger Berman, LLC, and Neuberger Berman Fixed Income LLC. He has been a Portfolio Manager of the Fund since 2008. Mr. Foster has been a portfolio manager at Neuberger Berman Fixed Income LLC since 2004.
Richard Grau (Balanced) is a Senior Vice President of Neuberger Berman Management LLC, Neuberger Berman, LLC, Neuberger Berman Fixed Income LLC. He has been a Portfolio Manager of the Fund since 2008. Mr. Grau has been a portfolio manager at Neuberger Berman Fixed Income LLC since 2004.
David H. Burshtan (Small Cap Growth) is a Managing Director of Neuberger Berman Management LLC and Neuberger Berman LLC. Mr. Burshtan has been Portfolio Manager of the Fund since 2008.
Legal Matters
The legal counsel to the Trust is K&L Gates LLP, located at 1601 K Street, N.W., Washington, DC 20006-1682.
Control Persons
To the knowledge of the Portfolios, the following persons are the only persons who owned of record or beneficially 5% or more of the outstanding shares of each class of each Portfolio as of July 30, 2015. Except where indicated with an asterisk, the owners listed are record owners.

Portfolio	Control Person Name and Address	Percentage of Shares Held
Balanced Portfolio - Class I
Nationwide Insurance Co
C/O Security Benefit Life Ins
IPO Box 182029
Columbus OH 43218

Nationwide Life Insurance Company
C/O Ipo Portfolio Accounting
PO Box 182029
Columbus OH 43218-2029

Nationwide Life And Annuity
Insurance Company
C/O IPO Portfolio Accounting
PO Box 182029
Columbus OH 43218-2029
		46.75% 19.3% 14.53%
Growth Portfolio - Class I	Ameritas Life Insurance Corp Ameritas Variable Separate Account Vl Attn Variable Trades 5900 O St Lincoln NE 68510-2234	42.7%

Nationwide Life Insurance Company
C/O IPO Portfolio Accounting
Po Box 182029
Columbus OH 43218-2029

Ameritus Life Insurance Corp
Separate Account Llvl
Attn Variable Trades
5900 O St
Lincoln NE 68510-2234

Ameritas Life Insurance Corp
Ameritas Variable Separate
Account Va
Attn Variable Trades
5900 O ST
Lincoln NE 68510-2234
25.43% 17.22% 7.2%
Mid Cap Growth Portfolio - Class I
Lincoln National Life Ins Co
Wells Fargo B Share Egmdb Acct W
1300 South Clinton St
Fort Wayne IN 46802-3506

New York Life Insurance and Annuity
Corporation
169 Lackawanna Ave
Parsippany NJ 07054-1007

American General Life Insurance Co
AIG Income Advantage
2727 Allen Pkwy Ste A
Houston TX 77019-2116

Jefferson Natl Life Insurance
Separate Accounts
10350 Ormsby Park Place Suite 600
Louisville KY 40223-6175
56.93% 11.78% 8.14% 7.66%
Mid Cap Growth Portfolio - Class S	New York Life Insurance and Annuity Corp 169 Lackawanna Ave Parsippany NJ 07054-1007	98.22%
Small Cap Growth Portfolio - Class S
Jefferson Natl Life Insurance
Separate Accounts
10350 Ormsby Park Place Suite 600
Louisville KY 40223-6175

Nationwide Life Insurance Company
C/O Ipo Portfolio Accounting
Po Box 182029
Columbus Oh 43218-2029
23.06% 17.85%

Principal Life Insurance Co
711 High St
Des Moines IA 50392-9992

Nationwide Life Insurance Company (NWVA9)
C/O IPO Portfolio Accounting
PO Box 182029
Columbus OH 43218-2029

Nationwide Life Insurance Company (NWVL14)
C/O IPO Portfolio Accounting
PO Box 182029
Columbus OH 43218-2029
14.42% 8.48% 8.41%

As of July 30, 2015, the trustees and officers of the Trust as a group beneficially owned less than 1% of the shares of each class of each Portfolio.
Experts
The audited financial statements of each Portfolio, incorporated by reference in the SAI, have been audited by Ernst & Young LLP, the Portfolio’s independent registered public accounting firm, as experts in accounting and auditing, to the extent indicated in its reports thereon which are included in the Annual Report to shareholders of Neuberger Berman Advisers Management Trust for the fiscal year ended December 31, 2014.

Additional Information
The Prospectus and Combined SAI of each Merging Portfolio dated May 1, 2015, as amended, are on file with the SEC and are incorporated by reference into this Information Statement. Reports and other information about each Merging Portfolio are available on the EDGAR Database at the SEC’s website, sec.gov. You may also inspect and copy information (at prescribed rates) filed by the Surviving Portfolio at the SEC’s Public Reference Room in Washington, DC.
Current copies of the Prospectus and Combined SAI for each Merging Portfolio are available without charge by contacting your insurance provider or writing to Neuberger Berman Management LLC, 605 Third Avenue 2nd Floor, New York, NY 10158-0180, or by calling toll-free 800-877-9700 or 800-366-6264. The Prospectus also is available on NBM’s web site, www.nb.com.

FINANCIAL HIGHLIGHTS

The Surviving Portfolio

For a table of the financial highlights of the Surviving Portfolio and each Merging Portfolio included in the Portfolios’ Annual Report for the period ended December 31, 2014 (audited), see “Financial Highlights” in Appendix B. This information is derived from and should be read in conjunction with the financial statements of the Surviving Portfolio and each Merging Portfolio and notes thereto, included in the Portfolios’ Annual Report for the period ended December 31, 2014, which is incorporated by reference into the Combined SAI together with the report of the independent registered certified public accounting firm, Ernst & Young LLP, thereon. The financial highlights for the Surviving Portfolio and each Merging Portfolio for the six-month period ended June 30, 2015 are unaudited and are included in each Portfolio’s Semi-Annual Report to Shareholders for the period ended June 30, 2015, which is available on request, on the EDGAR Database at the SEC’s website, sec.gov, and on NBM’s website, www.nb.com.

The financial highlights for the Surviving Portfolio and each Merging Portfolio for the six-month period ended June 30, 2015 are unaudited and are included in each Portfolio’s Semi-Annual Report to Shareholders for the period ended June 30, 2015, which is available on request, on the EDGAR Database at the SEC’s website, sec.gov, and on NBM’s website, www.nb.com.

APPENDIX A
PLAN OF REORGANIZATION AND DISSOLUTION

THIS PLAN OF REORGANIZATION AND DISSOLUTION (“Plan”) is adopted by NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST, a Delaware statutory trust (“Trust”), on behalf of Balanced Portfolio, Growth Portfolio, and Small Cap Growth Portfolio (each, a “Target”), and Mid Cap Growth Portfolio (“Acquiring Fund”), each a segregated portfolio of assets (“series”) thereof. (Acquiring Fund and each Target is sometimes referred to herein as a “Fund.”) Notwithstanding anything to the contrary contained herein, (1) all agreements, covenants, actions, and obligations (collectively, “Obligations”) of and by each Fund contained herein shall be deemed to be Obligations of, and all rights and benefits created hereunder in favor of each Fund shall inure to and be enforceable by, the Trust acting on its behalf, and (2) in no event shall any other series of the Trust or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or the Trust of its Obligations set forth herein.
The Trust (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware, (2) is duly registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company, which registration is in full force and effect, and (3) has the power to own all its properties and assets and to carry on its business described in its current registration statement on Form N-1A. Each Fund is a duly established and designated series thereof. Before January 1, 1997, the Trust “claimed” classification for federal tax purposes as an association taxable as a corporation, and it has never elected otherwise.
The Trust sells voting shares of beneficial interest in the Funds (“shares”) to separate accounts of participating insurance companies (each, an “Insurance Company”), which qualify as “segregated asset accounts” for federal tax purposes (“Separate Accounts”), so that the Funds may serve as investment options under variable life insurance policies and variable annuity contracts issued by the Insurance Companies (collectively, “Contracts”). Shares of the Funds are also offered to certain qualified pension and retirement plans. Under applicable law, the assets of all the Separate Accounts (i.e., the shares in the Funds) are the property of the respective Insurance Companies, which are the owners of record of those shares, and are held for the benefit of the Contract holders. Individual investors may not purchase shares of the Funds directly from the Trust.
The Trust wishes to effect three separate reorganizations, each described in section 368(a)(1)(D) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and intends this Plan to be, and adopts it as, a “plan of reorganization” (within the meaning of the regulations under section 368(a) (“Regulations”)). Each reorganization will consist of (1) the transfer of all of a Target’s assets to Acquiring Fund in exchange solely for shares in Acquiring Fund and Acquiring Fund’s assumption of all of that Target’s liabilities, (2) the distribution of those shares pro rata to that Target’s shareholders in exchange for their shares therein and in complete liquidation thereof, and (3) that Target’s termination as a series of the Trust and dissolution under Delaware law (all the foregoing transactions involving each Target and Acquiring Fund being referred to herein collectively as a “Reorganization”), all on the terms and conditions set forth herein. The consummation of one Reorganization shall not be contingent on the consummation of any other Reorganization. (For convenience, the balance hereof refers only to a single Reorganization and
App A-1

a single Target, except for references to the Targets’ respective share classes, but the terms and conditions hereof shall apply separately to each Reorganization and the Funds participating therein.)
The Trust’s Amended and Restated Trust Instrument (dated March 27, 2014) (“Trust Instrument”) permits it to vary its shareholders’ investment. The Trust does not have a fixed pool of assets ‑‑ each series thereof (including each Fund) is a managed portfolio of securities, and Neuberger Berman Management LLC, each Fund’s investment manager (“Manager”) has the authority to buy and sell securities for it. The Trust believes, based on its review of each Fund’s investment portfolio, that Target’s portfolio holdings are generally consistent and compatible with Acquiring Fund’s investment objective, policies, and strategies and that, as a result, substantially all of Target’s assets can be transferred to and held by Acquiring Fund.
The Trust’s Board of Trustees (“Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) thereof, (1) has duly adopted and approved this Plan and the transactions contemplated hereby and has duly authorized its performance hereof on each Fund’s behalf by all necessary Board action and (2) has determined that participation in the Reorganization is in each Fund’s best interests and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization.
Each Target offers a single class of shares -- the Balanced Portfolio’s and the Growth Portfolio’s shares are designated Class I shares (“Target Class I Shares”), while the Small Cap Growth Portfolio’s shares are designated Class S shares (“Target Class S Shares,” and, together with Target Class I Shares, “Target Shares”). Acquiring Fund offers two classes of shares, designated Class I shares and Class S shares (“Acquiring Fund Class I Shares” and “Acquiring Fund Class S Shares” respectively, and collectively, “Acquiring Fund Shares”). The Funds’ identically designated shares have identical characteristics, rights, and preferences.
1. PLAN OF REORGANIZATION AND DISSOLUTION
1.1.  Subject to the terms and conditions set forth herein, Target shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to Acquiring Fund. In exchange therefor, Acquiring Fund shall --
(a) issue and deliver (1) to the Balanced Portfolio and the Growth Portfolio the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) Acquiring Fund Class I Shares determined by dividing the respective Target’s net value (computed as set forth in paragraph 2.1) (“Target Value”) by the net asset value (computed as set forth in paragraph 2.2) (“NAV”) of an Acquiring Fund Class I Share, and (2) to the Small Cap Growth Portfolio the number of full and fractional Acquiring Fund Class S Shares determined by dividing its Target Value by the NAV of an Acquiring Fund Class S Share, and
(b) assume all of Target’s liabilities described in paragraph 1.3 (“Liabilities”).
Those transactions shall take place at the Closing (as defined in paragraph 3.1).
1.2.  The Assets shall consist of all assets and property of every kind and nature ‑‑ including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares
App A-2

under applicable securities laws, goodwill, and books and records ‑‑ Target owns at the Valuation Time (as defined in paragraph 2.1) and any deferred and prepaid expenses (other than unamortized organizational expenses) shown as assets on Target’s books at that time.

1.3.  The Liabilities shall consist of all of Target’s liabilities, debts, obligations, and duties of whatever kind or nature existing at the Valuation Time, whether absolute, accrued, contingent, or otherwise, whether known or unknown, whether or not arising in the ordinary course of business, whether or not determinable at the Effective Time (as defined in paragraph 3.1), and whether or not specifically referred to herein, except Reorganization Expenses (as defined in paragraph 4.3(j)) borne by the Manager pursuant to paragraph 5. Notwithstanding the foregoing, Target shall use its best efforts to discharge all its known liabilities, debts, obligations, and duties before the Effective Time.
1.4.  If the dividends and/or other distributions Target has paid through the Effective Time for its current taxable year do not equal or exceed the sum of its (a) “investment company taxable income” (within the meaning of section 852(b)(2)), computed without regard to any deduction for dividends paid, plus (b) “net capital gain” (as defined in section 1222(11)), after reduction by any capital loss carryovers, for that year through that time, then at or as soon as practicable before that time, Target shall declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of that income and gain for all federal income tax periods ending at or before the Effective Time, and treating its current taxable year as ending at that time, such that Target will have no tax liability under section 852 for the current and any prior tax periods.
1.5.  At the Effective Time (or as soon thereafter as is reasonably practicable), Target shall distribute the Acquiring Fund Shares it receives pursuant to paragraph 1.1(a) to the Separate Account(s) through which the Insurance Companies hold Target Shares of record at the Effective Time (each, a “Shareholder”), in proportion to their Target Shares then so held and in constructive exchange therefor, and shall completely liquidate. That distribution shall be accomplished by the Trust’s transfer agent’s opening accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist) and transferring those Acquiring Fund Shares to those newly opened and existing accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the respective pro rata number of full and fractional Acquiring Fund Shares due that Shareholder, by class (i.e., the account for each Shareholder of the Balanced Portfolio and the Growth Portfolio, each of which has only Target Class I Shares outstanding, shall be credited with the respective pro rata number of Acquiring Fund Class I Shares due that Shareholder, and the account for each Shareholder of the Small Cap Growth Portfolio, which has only Target Class S Shares outstanding, shall be credited with the respective pro rata number of Acquiring Fund Class S Shares due that Shareholder). The aggregate NAV of Acquiring Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Target Shares that Shareholder holds at the Effective Time. All issued and outstanding Target Shares, including any represented by certificates, shall simultaneously be canceled on Target’s shareholder records. Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares issued in connection with the Reorganization.
1.6.  As soon as reasonably practicable after distribution of the Acquiring Fund Shares pursuant to paragraph 1.5, all actions required to terminate Target as a series of the Trust and dissolve Target under Delaware law shall be taken ‑‑ and in all events Target shall have been so
App A-3

terminated and dissolved within six months after the Effective Time ‑‑ and Trust shall make all filings and take all other actions in connection therewith required by applicable law or necessary and proper to effect that termination and dissolution. After the Effective Time, Target shall not conduct any business except in connection with that termination and dissolution.
1.7.  Any reporting responsibility of Target to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated and dissolved. In furtherance of the foregoing, after the Effective Time, the Trust shall prepare, or shall cause its agents to prepare, any federal, state, and local tax returns, including any Forms 1099, required to be filed by it with respect to Target’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall cause those tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.
2. VALUATION
2.1.  For purposes of paragraph 1.1(a), Target’s net value shall be (a) the value of the Assets computed immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) and Target’s declaration of dividends and/or other distributions, if any, on the date of the Closing (“Valuation Time”), using the valuation procedures set forth in the Trust’s then-current prospectus and statement of additional information and valuation procedures established by the Board (collectively, “Valuation Procedures”), less (b) the amount of the Liabilities at the Valuation Time.
2.2.  For purposes of paragraph 1.1(a), the NAV per share of each class of Acquiring Fund Shares shall be computed at the Valuation Time, using the Valuation Procedures.
2.3.  All computations pursuant to paragraphs 2.1 and 2.2 shall be made (a) by State Street Bank & Trust Company, in its capacity as the Trust’s custodian and fund accounting agent (“State Street”), or (b) in the case of securities subject to fair valuation, in accordance with the Valuation Procedures.
3. CLOSING AND EFFECTIVE TIME
3.1.  Unless the Trust determines otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to occur simultaneously at 4:00 p.m., Eastern Time on November 6, 2015, or a later date the Trust determines (“Effective Time”). If, at or immediately before the Valuation Time, (a) the NYSE or another primary trading market for portfolio securities of either Fund (each, an “Exchange”) is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on an Exchange or elsewhere is disrupted so that, in the Board’s judgment, accurate appraisal of the value of either Fund’s net assets and/or the NAV of an Acquiring Fund Share of either class is impracticable, the date of the Closing (and, therefore, the Valuation Time and the Effective Time) shall be postponed until the first business day on which that Exchange is open for regular trading after the day when that trading has been fully resumed and that reporting has been restored. The Closing shall be held at the Trust’s offices or at another place the Trust determines.
App A-4

3.2.  The Trust shall direct State Street, as the custodian of the Funds’ assets, or other appropriate service provider to the Trust to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating that (a) the Assets it holds will be transferred to Acquiring Fund at the Effective Time, (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made, and (c) the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, transferred by Target to Acquiring Fund, as reflected on Acquiring Fund’s books immediately after the Closing, does or will conform to that information on Target’s books immediately before the Closing.
3.3.  The Trust shall direct its transfer agent to deliver at the Closing (a) a Certificate stating that its records contain (i) the name, address, and taxpayer identification number of each Shareholder, (ii) the number of full and fractional outstanding Target Shares each Shareholder owns, and (iii) the dividend reinvestment elections, if any, applicable to each Shareholder, all at the Effective Time and (b) a confirmation, or other evidence satisfactory to the Trust, that the Acquiring Fund Shares to be issued to Target pursuant to paragraph 1.1(a) have been credited to Target’s account on Acquiring Fund’s shareholder records.
3.4.  The Trust shall direct its transfer agent to deliver at or as soon as reasonably practicable after the Closing, a Certificate as to the opening of accounts on Acquiring Fund’s shareholder records in the names of the Shareholders (except Shareholders in whose names accounts thereon already exist).
4. CONDITIONS PRECEDENT
4.1.  The Trust’s obligation to implement this Plan on Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:
(a) At the Effective Time, the Trust, on Target’s behalf, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except securities that are subject to “securities loans,” as referred to in section 851(b)(2), or are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on Acquiring Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);
(b) The Trust, with respect to Target, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Trust Instrument or the Trust’s By-Laws (collectively, “Governing Documents”), or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Target or on its behalf, is a party or by which it is bound;
(c) At or before the Effective Time, either (1) all material contracts and other commitments of or applicable to Target (other than this Plan and certain investment
App A-5

contracts, including options, futures, forward contracts, and swap agreements) will terminate or (2) provision for discharge, and/or Acquiring Fund’s assumption, of any liabilities of Target thereunder will be made, without either Fund’s incurring any liability or penalty with respect thereto and without diminishing or releasing any rights the Trust, on Target’s behalf, may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;
(d) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Target or any of its properties or assets attributable or allocable to Target, that, if adversely determined, would materially and adversely affect Target’s financial condition or the conduct of its business; and the Trust, on Target’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Target’s business or the Trust’s ability to consummate the transactions contemplated hereby;
(e) Target’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statements of Changes in Net Assets (each, a “Statement”) at and for the fiscal year (in the case of the last Statements, for the two fiscal years) ended December 31, 2014, have been audited by Ernst & Young LLP, an independent registered public accounting firm (“E&Y”), and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); those Statements and Target’s unaudited Statements for the six months ended June 30, 2015, present fairly, in all material respects, Target’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Target required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;
(f) Since December 31, 2014, there has not been any material adverse change in Target’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Target of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Target’s NAV due to declines in market values of securities Target holds, the discharge of Target’s liabilities, or the redemption of Target Shares by its shareholders will not constitute a material adverse change;
(g) All federal, state, and local tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Target required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and
App A-6

Target (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on, and redemptions of, its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;
(h) Target is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Target is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Target has elected to be a “regulated investment company” under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) (“RIC”); for each taxable year of its operation (including the taxable year that will end at the Effective Time (“current year”)), Target has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Target has declared and paid to its shareholders the dividend(s) and/or other distribution(s), if any, required to be declared and paid pursuant to paragraph 1.4; and Target has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(i) Target is in the same line of business as Acquiring Fund is in, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; from the time the Board approved the transactions contemplated hereby (“Approval Time”) through the Effective Time, Target has invested and will invest its assets in a manner that ensures its compliance with the foregoing and paragraph 4.1(h); from the time it commenced operations through the Effective Time, Target has conducted and will conduct its “historic business” (within the meaning of that section) in a substantially unchanged manner; and from the Approval Time through the Effective Time, Target (1) has not disposed of and/or acquired, and will not dispose of and/or acquire, any assets (a) for the purpose of satisfying Acquiring Fund’s investment objective or policies or (b) for any other reason except in the ordinary course of its business as a RIC and (2) has not changed, and will not change, its historic investment policies in connection with the Reorganization;

(j) At the Effective Time, (1) at least 33⅓% of Target’s portfolio assets will meet Acquiring Fund’s investment objective, strategies, policies, risks, and restrictions (collectively, “Investment Criteria”), (2) Target will not have altered its portfolio in connection with the Reorganization to meet that 33⅓% threshold, and (3) Target will not have modified any of its Investment Criteria as part of the plan of reorganization, for purposes of section 1.368-1(d)(2) of the Regulations;

(k) To the best of the Trust’s management’s knowledge, there is no plan or intention by its shareholders to redeem, sell, exchange, or otherwise dispose of a number of Target Shares (or Acquiring Fund Shares to be received in the Reorganization), in connection with the Reorganization, that would reduce their

App A-7

ownership of the Target Shares (or the equivalent Acquiring Fund Shares) to a number of shares that is less than 50% of the current number of Target Shares outstanding;
(l) During the five-year period ending at the Effective Time, neither Target nor any person “related” (within the meaning of section 1.368-1(e)(4) of the Regulations (“Related”), without regard to section 1.368-1(e)(4)(i)(A) thereof) to it will have (1) acquired Target Shares with consideration other than Acquiring Fund Shares or Target Shares, except for shares redeemed in the ordinary course of Target’s business as a series of an open-end investment company pursuant to section 22(e) of the 1940 Act, or (2) made distributions with respect to Target Shares except for (i) normal, regular dividend distributions made pursuant to Target’s historic dividend-paying practice and (ii) other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax;

(m) All issued and outstanding Target Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust; all issued and outstanding Target Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Target’s shareholder records (as provided in the Certificate to be delivered pursuant to paragraph 3.3(a)); and Target does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Target Shares, nor are there outstanding any securities convertible into any Target Shares;

(n) Target incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(o) Target is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A)); and

(p) Not more than 25% of the value of Target’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers.

4.2.  The Trust’s obligation to implement this Plan on Target’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:
(a) No consideration other than Acquiring Fund Shares (and Acquiring Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;
(b) The Trust, with respect to Acquiring Fund, is not currently engaged in, and its adoption and performance hereof and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware law, the Governing Documents, or any Undertaking to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, with respect to Acquiring Fund or on its behalf, is a party or by which it is bound;
App A-8

(c) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to Acquiring Fund or any of its properties or assets attributable or allocable to Acquiring Fund, that, if adversely determined, would materially and adversely affect Acquiring Fund’s financial condition or the conduct of its business; and the Trust, on Acquiring Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Acquiring Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

(d) Acquiring Fund’s Statements at and for the fiscal year (in the case of the Statements of Changes in Net Assets, for the two fiscal years) ended December 31, 2014, have been audited by E&Y and are in accordance with GAAP; those Statements and Acquiring Fund’s unaudited Statements for the six months ended June 30, 2015, present fairly, in all material respects, Acquiring Fund’s financial condition at their respective dates in accordance with GAAP and the results of its operations and changes in its net assets for the periods then ended; and, to the Trust’s management’s best knowledge and belief, there are no known contingent liabilities of Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at those respective dates that are not disclosed therein;

(e) Since December 31, 2014, there has not been any material adverse change in Acquiring Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Acquiring Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in Acquiring Fund’s NAV due to declines in market values of securities Acquiring Fund holds, the discharge of Acquiring Fund’s liabilities, or the redemption of Acquiring Fund Shares by its shareholders will not constitute a material adverse change;

(f) All Returns of Acquiring Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) will have been timely filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on those Returns will have been paid or provision will have been made for the payment thereof (except for amounts that alone or in the aggregate would not reasonably be expected to have a material adverse effect); to the best of the Trust’s knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Acquiring Fund (1) is in compliance in all material respects with all applicable Regulations pertaining to (i) the reporting of dividends and other distributions on, and redemptions of, its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder;

(g) Acquiring Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and
App A-9

either has elected the latter classification by filing Form 8832 with the IRS or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Acquiring Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Acquiring Fund has elected to be a RIC; for each taxable year of its operation (including the taxable year that includes the Effective Time (“current year”)), Acquiring Fund has met (and for the current year will meet) the requirements of Subchapter M for qualification and treatment as a RIC and has been (and for the current year will be) eligible to and has computed (and for the current year will compute) its federal income tax under section 852; Acquiring Fund will continue to meet all those requirements for the current year and intends to continue to do so, and to continue to be eligible to and to so compute its federal income tax, for succeeding taxable years; and Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(h) Acquiring Fund is in the same line of business as Target was in preceding the Reorganization, for purposes of section 1.368-1(d)(2) of the Regulations, and did not enter into that line of business as part of the plan of reorganization; and following the Reorganization, Acquiring Fund will continue, and has no plan or intention to change, that line of business;

(i) At the Effective Time, Acquiring Fund (1) will not have modified any of its Investment Criteria as part of the plan of reorganization and (2) will not have any plan or intention to change any of its Investment Criteria after the Reorganization;

(j) Following the Reorganization, Acquiring Fund will (1) continue Target’s “historic business” (within the meaning of section 1.368-1(d)(2) of the Regulations) and (2) use a significant portion of Target’s “historic business assets” (within the meaning of section 1.368-1(d)(3) of the Regulations) in a business; moreover, Acquiring Fund and (3) has no plan or intention to sell or otherwise dispose of a significant part of the Assets, except for dispositions made in the ordinary course of that business and dispositions necessary to maintain its status as a RIC;

(k) Acquiring Fund does not directly or indirectly own, nor at the Effective Time will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any Target Shares;

(l) Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization, except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor will Acquiring Fund or any person Related to it have any plan or intention at the Effective Time to acquire or redeem any Acquiring Fund Shares issued in the Reorganization ‑‑ either directly or through any transaction, agreement, or arrangement with any other person ‑‑ except for redemptions Acquiring Fund will make as such a series pursuant to section 22(e) of the 1940 Act;

(m) Before or in the Reorganization, neither Acquiring Fund nor any person Related to it will have acquired, directly or through any transaction, agreement, or arrangement with any other person, Target Shares with consideration other than Acquiring Fund Shares;
App A-10

(n) Acquiring Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) There is no plan or intention for Acquiring Fund to be terminated, dissolved, or merged into another statutory or business trust or a corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(p) Assuming satisfaction of the condition in paragraph 4.1(p), immediately after the Reorganization (1) not more than 25% of the value of Acquiring Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers; and

(q) All issued and outstanding Acquiring Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by the Trust; Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, nor are there outstanding any securities convertible into any Acquiring Fund Shares; and the Acquiring Fund Shares to be issued and delivered to Target, for the Shareholders’ accounts, pursuant to the terms hereof, (1) will have been duly authorized by the Trust and duly registered under the federal securities laws (and appropriate notices respecting them will have been duly filed under applicable state securities laws) at the Effective Time and (2) when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, fully paid and non-assessable by the Trust.

4.3.  The Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Effective Time:
(a) No governmental consents, approvals, or authorizations (collectively, “consents”) or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents or orders of any court are required, for the Trust’s adoption and performance hereof, on either Fund’s behalf, except for (1) the Trust’s filing with the Commission of a registration statement on Form N-14 relating to the Acquiring Fund Shares issuable hereunder, and any supplement or amendment thereto, including therein Target’s information statement and Acquiring Fund’s prospectus (“Registration Statement”), and a post-effective amendment to its registration statement on Form N-1A and (2) consents, filings, and orders that have been made or received or may be required after the Effective Time;

(b) The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Target Shares it actually or constructively surrenders in exchange therefor;

(c) The Trust’s management (1) is unaware of any plan or intention of Shareholders to redeem, sell, or otherwise dispose of (i) any portion of their Target Shares before the Reorganization to any person Related to either Fund or (ii) any portion of the Acquiring Fund Shares they receive in the Reorganization to any person Related to Acquiring Fund, (2) does not anticipate dispositions of those Acquiring Fund Shares at
App A-11

the time of or soon after the Reorganization to exceed the usual rate and frequency of dispositions of shares in Target as a series of an open-end investment company, (3) expects that the percentage of shareholder interests, if any, that will be disposed of as a result, or at the time, of the Reorganization will be de minimis, and (4) does not anticipate that there will be extraordinary redemptions of Acquiring Fund Shares immediately following the Reorganization;

(d) Target’s shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice concerning the Reorganization), if any, incurred in connection with the Reorganization;

(e) The fair market value and “adjusted basis” (within the meaning of section 1011) of the Assets will equal or exceed the Liabilities to be assumed by Acquiring Fund and those to which the Assets are subject;

(f) At the Effective Time, there will be no intercompany indebtedness existing between the Funds that was issued, acquired, or settled at a discount;

(g) Pursuant to the Reorganization, Target will transfer to Acquiring Fund, and Acquiring Fund will acquire, at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, Target held immediately before the Reorganization; for the purposes of the foregoing, any amounts Target uses to pay its Reorganization expenses and to make redemptions and distributions immediately before the Reorganization (except (1) redemptions pursuant to section 22(e) of the 1940 Act and (2) dividends and other distributions declared and paid to ensure Target’s continuing qualification as a RIC and to avoid the imposition of fund-level tax) will be included as assets it held immediately before the Reorganization;

(h) None of the compensation the Manager (or any affiliate thereof) or an Insurance Company, if any, receives as a service provider to Target will be separate consideration for, or allocable to, any of the Target Shares; none of the Acquiring Fund Shares any Insurance Company (on any Shareholder’s behalf) receives in the Reorganization will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to the Manager (or any affiliate thereof) or an Insurance Company, if any, will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(i) Immediately after the Reorganization, the Insurance Companies (through the Separate Accounts) will own shares constituting “control” (within the meaning of section 368(a)(2)(H)(i), i.e., as defined in section 304(c)) of Acquiring Fund;

(j) No expenses incurred by Target or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, the Manager or any affiliate thereof, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than Acquiring Fund Shares will be transferred to Target or any of its shareholders with the intention that such cash or property be used to pay any expenses (even Reorganization Expenses) thereof;
App A-12

(k) There will be no dissenters to the Reorganization under the applicable provisions of Delaware law, and Acquiring Fund will not pay cash in lieu of fractional Acquiring Fund Shares in connection with the Reorganization;

(l) The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax);

(m) The principal purpose of Acquiring Fund’s assumption of the Liabilities is not avoidance of federal income tax on the transaction;

(n) All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the Trust to carry out the transactions contemplated hereby; the Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or shall be pending, threatened, or contemplated under the 1933 Act or the 1940 Act; the Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act; and all consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) the Trust deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

(o) At the Effective Time, no action, suit, or other proceeding shall be pending (or, to the Trust’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby; and

(p) The Trust shall have received an opinion of K&L Gates LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may assume satisfaction of all the conditions set forth in this paragraph 4, may treat them as representations and warranties the Trust made to Counsel, and may rely as to factual matters, exclusively and without independent verification, on those representations and warranties and, if Counsel requests, on representations and warranties made in a separate letter addressed to Counsel (collectively, “Representations”). The Tax Opinion shall be substantially to the effect that ‑‑ based on the facts and assumptions stated therein and conditioned on the Representations’ being true and complete at the Effective Time and consummation of the Reorganization in accordance herewith (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) ‑‑ for federal income tax purposes:

(1) Target’s transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities, followed by Target’s distribution of those shares pro rata to the Shareholders actually
App A-13

or constructively in exchange for their Target Shares and in complete liquidation of Target, will qualify as a “reorganization” (as defined in section 368(a)(1)(D)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(2) Target will recognize no gain or loss on the transfer of the Assets to Acquiring Fund in exchange solely for Acquiring Fund Shares and Acquiring Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Target Shares;

(3) Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

(4) Acquiring Fund’s basis in each Asset will be the same as Target’s basis therein immediately before the Reorganization, and Acquiring Fund’s holding period for each Asset will include Target’s holding period therefor (except where Acquiring Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

(5) A Shareholder will recognize no gain or loss on the exchange of all its Target Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

(6) A Shareholder’s aggregate basis in the Acquiring Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Target Shares it actually or constructively surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include, in each instance, its holding period for those Target Shares, provided the Shareholder holds the latter as capital assets at the Effective Time.

Notwithstanding subparagraphs (2) and (4), the Tax Opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.
5. EXPENSES
All fees payable to governmental authorities for the registration or qualification of the Acquiring Fund Shares distributable hereunder and all transfer agency costs related thereto shall be paid by Acquiring Fund. Subject to satisfaction of the condition contained in paragraph 4.3(j), the Manager shall bear, and has agreed with the Trust to bear, all other Reorganization Expenses, including (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing the Registration Statement, and printing and distributing Target’s information statement and Acquiring Fund’s prospectus and (2) legal, accounting, and securities registration fees, but excluding all brokerage costs, if any, incurred in connection with the Reorganization, which shall be borne by the Fund that directly incurs them. Notwithstanding the foregoing, all expenses shall be paid by the Fund directly incurring them if and to the extent that the payment thereof by another person would result in
App A-14

that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.
6. TERMINATION OF PLAN
The Board may terminate or delay this Plan and abandon or postpone the transactions contemplated hereby, at any time before the Effective Time, if circumstances develop that, in its opinion, make proceeding with the Reorganization inadvisable for either Fund.
7. AMENDMENTS
The Board may amend, modify, or supplement this Plan at any time in any manner.
8. MISCELLANEOUS
8.1.  This Plan shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.
8.2.  Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust (on the Funds’ behalf) and its successors and assigns any rights or remedies under or by reason hereof.
8.3.  Notice is hereby given that this instrument is adopted on behalf of the Trust’s trustees solely in their capacities as trustees, and not individually, and that the Trust’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Funds but are only binding on and enforceable against the Trust’s property attributable to and held for the benefit of each respective Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. The Trust, in asserting any rights or claims hereunder on either Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the Trust or to those trustees, officers, or shareholders.
8.4.  Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.
Adopted as of June 24, 2015

App A-15

APPENDIX B
Financial Highlights
Balanced Portfolio—Class I

All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report, which is available on request, on the EDGAR Database at the SEC’s website, sec.gov, and on NBM’s website, www.nb.com.

This information does not reflect variable contract or qualified plan fees and expenses. If such fees and expenses were reflected, returns would be less than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses.

YEAR ENDED DECEMBER 31,		2010		2011	2012		2013	2014	Six Months Ended 6/30/2015 (Unaudited)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	9.00		10.59	10.49		11.47	13.59	12.92
Plus:	Income from investment operations
	Net investment income (loss)(5)	(0.03)		(0.08)	(0.10)		(0.13)	(0.14)	(0.08)
	Net gains (losses) - realized and unrealized	1.72		0.01	1.08		2.25	0.61	0.96
	Subtotal: income (loss) from investment operations	1.69		(0.07)	0.98		2.12	0.47	0.88
Minus:	Distributions to shareholders
	Income dividends	0.10		0.03	—		—	—	—
	Capital gain distribution	—		—	—		—	1.14	—
	Subtotal: distributions to shareholders	0.10		0.03	—		—	1.14	—
Equals:	Share price (NAV) at end of year	10.59		10.49	11.47		13.59	12.92	13.80
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss), as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual		1.85	(2)	1.85 (2)	1.85	(2)	1.85	1.85	1.85(6)
Gross expenses(1)		1.92		1.83	2.02		2.04	2.05	1.96(6)
Net investment income (loss) - actual		(0.37)		(0.76)	(0.86)		(1.06)	(1.02)	(1.16)(6)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)(4)		18.83		(0.63)	9.34		18.48	4.18	6.81(7)
Net assets at end of year (in millions of dollars)		17.6		15.3	14.5		15.0	14.1	14.1
Portfolio turnover rate (%)		58		52	55		51	60	21(7)

(1)	Shows what this ratio would have been if there had been no expense reimbursement/repayment and/or waiver of a portion of investment management fees.
(2)	Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

App B-1

(3)
Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the Fund are not affected by insurance related expenses.

(4)	Would have been lower/higher if Neuberger Berman Management LLC had not reimbursed/recouped certain expenses and/or waived a portion of investment management fees.
(5)	Calculated based on the average number of shares outstanding during each fiscal period.
(6)	Annualized.
(7)	Not Annualized.

App B-2

Growth Portfolio—Class I
All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report, which is available on request, on the EDGAR Database at the SEC’s website, sec.gov, and on NBM’s website, www.nb.com.

This information does not reflect variable contract or qualified plan fees and expenses. If such fees and expenses were reflected, returns would be less than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses.
YEAR ENDED DECEMBER 31,		2010	2011	2012	2013	2014	Six Months Ended 6/30/2015 (Unaudited)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	14.20	18.61	18.57	20.91	27.57	29.47
Plus:	Income from investment operations
	Net investment income (loss)(5)	(0.21)	(0.26)	(0.24)	(0.33)	(0.38)	(0.22)
	Net gains (losses) - realized and unrealized	4.62	0.22	2.58	6.99	2.28	3.23
	Subtotal: income from investment operations	4.41	(0.04)	2.34	6.66	1.90	3.01
Equals:	Share price (NAV) at end of year	18.61	18.57	20.91	27.57	29.47	32.48
Ratios (% of average net assets)
The ratios show the Fund's expenses and net investment income (loss), as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual		1.85 (2)	1.85 (2)	1.85 (2)	1.85	1.85	1.85(6)
Gross expenses(1)		2.64	2.52	2.55	2.41	2.32	2.15(6)
Net investment income (loss) - actual		(1.33)	(1.38)	(1.17)	(1.36)	(1.38)	(1.43)(6)
Other data
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return (%)(3)(4)		31.06	(0.21)	12.60	31.85	6.89	10.21(7)
Net assets at end of year (in millions of dollars)		8.5	7.3	7.3	8.3	7.9	8.3
Portfolio turnover rate (%)		49	33	35	46	59	20(7)

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

(3)
Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the Fund are not affected by insurance related expenses.

App B-3

(4)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(5)	Calculated based on the average number of shares outstanding during each fiscal period
(6)	Annualized.
(7)	Not Annualized.

App B-4

Mid Cap Growth Portfolio—I Class Shares
All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report, which is available on request, on the EDGAR Database at the SEC’s website, sec.gov, and on NBM’s website, www.nb.com.

This information does not reflect variable contract or qualified plan fees and expenses. If such fees and expenses were reflected, returns would be less than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses.
YEAR ENDED DECEMBER 31,		2010	2011	2012	2013	2014	Six Months Ended 6/30/2015 (Unaudited)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	21.25	27.42	27.55	30.97	41.07	24.50
Plus:	Income from investment operations
	Net investment income (loss)(3)	(0.11)	(0.15)	(0.10)	(0.19)	(0.19)	(0.08)
	Net gains (losses) - realized and unrealized	6.28	0.28	3.52	10.29	1.08	2.55
	Subtotal: income (loss) from investment operations	6.17	0.13	3.42	10.10	0.89	2.47
Minus:	Distributions to shareholders
	Capital gain distributions	—	—	—	—	17.46	—
	Subtotal: distributions to shareholders	—	—	—	—	17.46	—
Equals:	Share price (NAV) at end of year	27.42	27.55	30.97	41.07	24.50	26.97

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss), as they actually are as well as how they would have been if certain expense reimbursement and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual		1.02(1)	1.01(1)	0.99(1)	0.99	1.00	0.99(4)
Gross expenses		1.02	1.01	0.99	0.99	1.00	0.99(4)
Net investment income (loss) - actual		(0.49)	(0.54)	(0.34)	(0.57)	(0.53)	(0.58)(4)

OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return(%)(2)		29.04	0.47	12.41	32.61	7.58	10.08(5)
Net assets at end of year (in millions of dollars)		266.0	233.2	229.0	68.6	69.6	78.5
Portfolio turnover rate (%)		46	35	38	43	64	25(5)

(1)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

(2)
Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the Fund are not affected by insurance related expenses.

(3)	Calculated based on the average number of shares outstanding during each fiscal period.
(4)	Annualized.
(5)	Not Annualized.
App B-5

Mid Cap Growth Portfolio—S Class Shares
All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report, which is available on request, on the EDGAR Database at the SEC’s website, sec.gov, and on NBM’s website, www.nb.com.

This information does not reflect variable contract or qualified plan fees and expenses. If such fees and expenses were reflected, returns would be less than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses.
YEAR ENDED DECEMBER 31,		2010	2011	2012	2013	2014	Six Months Ended 6/30/2015 (Unaudited)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	20.87	26.87	26.94	30.21	39.95	23.20
Plus:	Income from investment operations
	Net investment income (loss)(5)	(0.16)	(0.21)	(0.17)	(0.26)	(0.27)	(0.10)
	Net gains (losses) - realized and unrealized	6.16	0.28	3.44	10.00	0.98	2.41
	Subtotal: income (loss) from investment operations	6.00	0.07	3.27	9.74	0.71	2.31
Minus:	Distributions to shareholders
	Capital gain distributions	—	—	—	—	17.46	—
	Subtotal: distributions to shareholders	—	—	—	—	17.46	—
Equals:	Share price (NAV) at end of year	26.87	26.94	30.21	39.95	23.20	25.51
RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss), as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual		1.25 (2)	1.25 (2)	1.25 (2)	1.25	1.25	1.25(6)
Gross expenses(1)		1.27	1.26	1.24	1.26	1.25	1.24(6)
Net investment income (loss) - actual		(0.73)	(0.78)	(0.57)	(0.76)	(0.78)	(0.84)(6)
OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return(%)(3)(4)		28.75	0.26	12.14	32.24	7.31	9.96(7)
Net assets at end of year (in millions of dollars)		59.2	64.2	88.2	127.8	149.3	194.1
Portfolio turnover rate (%)		46	35	38	43	64	25(7)

(1)	Shows what this ratio would have been if there had been no expense reimbursement/repayment.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

(3)
Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the Fund are not affected by insurance related expenses.

(4)	Would have been lower/higher if Neuberger Berman Management LLC had not reimbursed/repaid certain expenses.
(5)	Calculated based on the average number of shares outstanding during each fiscal period.
(6)	Annualized.
(7)	Not Annualized.

App B-6

Small Cap Growth Portfolio—S Class Shares
All figures have been derived from the financial statements audited by Ernst & Young LLP, the Fund’s independent registered public accounting firm. Their report, along with full financial statements, appears in the Fund’s most recent annual shareholder report, which is available on request, on the EDGAR Database at the SEC’s website, sec.gov, and on NBM’s website, www.nb.com.

This information does not reflect variable contract or qualified plan fees and expenses. If such fees and expenses were reflected, returns would be less than those shown. Please refer to the prospectus for your variable contract or your qualified plan documentation for information on their separate fees and expenses.
YEAR ENDED DECEMBER 31,		2010	2011	2012	2013	2014	Six Months Ended 6/30/2015 (Unaudited)
PER-SHARE DATA ($)
Data apply to a single share throughout each year indicated. You can see what the Fund earned (or lost), what it distributed to investors, and how its share price changed.
	Share price (NAV) at beginning of year	10.25	12.26	12.13	13.20	19.25	17.93
Plus:	Income from investment operations
	Net investment income (loss)(5)	(0.12)	(0.14)	(0.12)	(0.17)	(0.22)	(0.10)
	Net gains (losses) - realized and unrealized	2.13	0.01	1.19	6.22	0.63	1.48
	Subtotal: income (loss) from investment operations	2.01	(0.13)	1.07	6.05	0.41	1.38
Minus:	Distributions to shareholders
	Capital gain distributions	—	—	—	—	1.73	—
	Subtotal: distributions to shareholders	—	—	—	—	1.73	—
Equals:	Share price (NAV) at end of year	12.26	12.13	13.20	19.25	17.93	19.31

RATIOS (% OF AVERAGE NET ASSETS)
The ratios show the Fund's expenses and net investment income (loss), as they actually are as well as how they would have been if certain expense reimbursement/repayment and/or waiver and/or offset arrangements had not been in effect.

Net expenses - actual		1.40(2)	1.41(2)	1.40(2)	1.40	1.41	1.40(6)
Gross expenses(1)		2.27	2.20	2.24	2.13	2.08	2.04(6)
Net investment income (loss) - actual		(1.15)	(1.11)	(0.88)	(1.05)	(1.18)	(1.12)(6)

OTHER DATA
Total return shows how an investment in the Fund would have performed over each year, assuming all distributions were reinvested. The turnover rate reflects how actively the Fund bought and sold securities.

Total return(%)(3)(4)		19.61	(1.06)	8.82	45.83	3.47	7.70(7)
Net assets at end of year (in millions of dollars)		21.0	16.4	14.2	21.0	17.0	19.4
Portfolio turnover rate (%)		243	279	282	277	309	165(7)

(1)	Shows what this ratio would have been if there had been no expense reimbursement.
(2)
Prior to January 1, 2013, the Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than .01%.

(3)	Would have been lower if Neuberger Berman Management LLC had not reimbursed certain expenses.
(4)
Does not reflect charges and other expenses that apply to the separate account or the related insurance policies. Qualified plans that are direct shareholders of the Fund are not affected by insurance related expenses.

(5)	Calculated based on the average number of shares outstanding during each fiscal period.
(6)	Annualized.
(7)	Not Annualized.

App B-7

PART B
STATEMENT OF ADDITIONAL INFORMATION
August 18, 2015

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
 BALANCED PORTFOLIO
GROWTH PORTFOLIO
SMALL CAP GROWTH PORTFOLIO
(each a “Merging Portfolio”)

and

MID CAP GROWTH PORTFOLIO
(the “Surviving Portfolio”)

605 Third Avenue
New York, New York 10158-0180
 800-877-9700
800-366-6264

Merging Portfolio will be reorganized into Surviving Portfolio
Balanced Portfolio - Class I	à	Mid Cap Growth Portfolio - Class I
Growth Portfolio - Class I	à	Mid Cap Growth Portfolio - Class I
Small Cap Growth Portfolio - Class S	à	Mid Cap Growth Portfolio - Class S
This Statement of Additional Information (“SAI”) relates specifically to the reorganization of the Merging Portfolios into the Surviving Portfolio (each, a “Portfolio” and, collectively, the “Portfolios”), each a series of Neuberger Berman Advisers Management Trust (“Series Trust”), whereby each Merging Portfolio will transfer all of its assets to the Surviving Portfolio, and shareholders in each Merging Portfolio will receive shares of the Surviving Portfolio in exchange for shares of the Merging Portfolio (“Reorganization”). This SAI consists of the information set forth herein and the following documents, each of which is incorporated by reference herein and legally forms a part of the SAI:
1.	The combined Statement of Additional Information for the Portfolios dated May 1, 2015 (as amended June 17, 2015).

2.
The financial statements included in the Annual Reports to shareholders of the Portfolios for the fiscal year ended December 31, 2014, and the unaudited financial statements and Portfolio highlights included in the Semi-Annual Report to shareholders of the Portfolios for the six-month period ended June 30, 2015.

3.	The Annual Reports to Shareholders of the Portfolios (File Nos. 811-04255 and 002-88566), for the fiscal year ended December 31, 2014.

4.	The Semi-Annual Reports to Shareholders of the Portfolios (File Nos. 811-04255811-07470 and 002-88566), for the six-month period ended June 30, 2015.

App B-8

The Statement of Additional Information that is incorporated by reference above includes information about other portfolios in the Neuberger Berman Family of Portfolios that is not relevant to the Reorganization. Please disregard that information.
This SAI is not a prospectus. Each Portfolio’s prospectus, dated May 1, 2015 (as supplemented July 1, 2015 for each Merging Portfolio and May 5, 2015 for Balanced Portfolio) (the “Prospectus”) may be obtained, without charge, by calling toll-free 800-877-9700 or 800-366-6264 or by writing to Neuberger Berman Family of Portfolios at 605 Third Avenue 2nd Floor, New York, NY 10158-0180. These documents are also available at www.nb.com. This SAI should be read in conjunction with the Prospectus.
App B-9

Pro Forma Financial Statements
The following tables set forth the pro forma combined Schedules of Investments as of June 30, 2015, the pro forma combined Statement of Assets and Liabilities as of June 30, 2015, and the pro forma combined Statement of Operations for the 12-month period ended June 30, 2015 for the possible outcome of the reorganizations of Balanced Portfolio, Growth Portfolio, and Small Cap Growth Portfolio (each, a “Merging Portfolio”) into Mid Cap Growth Portfolio (the “Surviving Portfolio”) (each a “Reorganization”).
The pro forma combined Schedule of Investments contains information about the securities holdings of the combined Merging Portfolios and corresponding Surviving Portfolio as of June 30, 2015, which has, and will continue to, change over time due to normal portfolio turnover in response to changes in market conditions. Thus, it is expected that some of a Merging Portfolio’s holdings may not remain at the time of the Reorganizations.
Schedule of Investments
(Unaudited) 6/30/15
	Mid Cap Growth Shares	Balanced Shares	Growth Shares	Small Cap Growth Shares	Mid Cap Growth Value	Balanced Value	Growth Value	Small Cap Growth Value	NUMBER OF PRO FORMA COMBINED SHARES	PRO FORMA COMBINED VALUE†
Common Stocks (92.5%)
Aerospace & Defense (0.1%)
HEICO Corp.	-	-	-	4,875	-	-	-	284,212	4,875	284,212
Air Freight & Logistics (0.1%)
Hub Group, Inc. Class A	-	-	-	3,600	-	-	-	145,224	3,600	145,224	*
Airlines (1.4%)
Alaska Air Group, Inc.	64,500	2,500	2,000	-	4,155,735	161,075	128,860	-	69,000	4,445,670
Banks (1.5%)
Capital Bank Financial Corp. Class A	-	-	-	9,000	-	-	-	261,630	9,000	261,630	*
FCB Financial Holdings, Inc. Class A	-	-	-	10,150	-	-	-	322,770	10,150	322,770	*
Opus Bank	-	-	-	8,800	-	-	-	318,384	8,800	318,384
Seacoast Banking Corp. of Florida	-	-	-	21,400	-	-	-	338,120	21,400	338,120	*
Simmons First National Corp. Class A	-	-	-	6,100	-	-	-	284,748	6,100	284,748
SVB Financial Group	20,500	850	700		2,951,590	122,383	100,786		22,050	3,174,759	*
					2,951,590	122,383	100,786	1,525,652	77,500	4,700,411
Biotechnology (4.9%)
Alder Biopharmaceuticals, Inc.	-	-	-	3,200	-	-	-	169,504	3,200	169,504	*
Alkermes PLC	42,000	1,500	1,250	-	2,702,280	96,510	80,425	-	44,750	2,879,215	*
AMAG Pharmaceuticals, Inc.	-	-	-	2,850	-	-	-	196,821	2,850	196,821	*
Amicus Therapeutics, Inc.	-	-	-	12,500	-	-	-	176,875	12,500	176,875	*
BioMarin Pharmaceutical, Inc.	21,500	800	650	-	2,940,770	109,424	88,907	-	22,950	3,139,101	*
Bluebird Bio, Inc.	-	-	-	1,000	-	-	-	168,370	1,000	168,370	*
Cepheid, Inc.	-	-	-	5,300	-	-	-	324,095	5,300	324,095	*
Clovis Oncology, Inc.	-	-	-	1,500	-	-	-	131,820	1,500	131,820	*
Incyte Corp.	27,500	1,000	800	-	2,865,775	104,210	83,368	-	29,300	3,053,353	*
Insmed, Inc.	-	-	-	5,600	-	-	-	136,752	5,600	136,752	*
Insys Therapeutics, Inc.	-	-	-	4,200	-	-	-	150,864	4,200	150,864	*
Prothena Corp. PLC	-	-	-	3,600	-	-	-	189,612	3,600	189,612	*
PTC Therapeutics, Inc.	-	-	-	1,900	-	-	-	91,447	1,900	91,447	*
Receptos, Inc.	8,000	300	250	800	1,520,400	57,015	47,513	152,040	9,350	1,776,968	*
United Therapeutics Corp.	15,500	550	450	-	2,696,225	95,672	78,277	-	16,500	2,870,174	*
					12,725,450	462,831	378,490	1,888,200	164,500	15,454,971
Capital Markets (3.1%)
Affiliated Managers Group, Inc.	17,000	750	600	-	3,716,200	163,950	131,160	-	18,350	4,011,310	*
E*TRADE Financial Corp.	79,000	3,000	2,500	-	2,366,050	89,850	74,875	-	84,500	2,530,775	*
Raymond James Financial, Inc.	47,500	2,000	1,500	-	2,830,050	119,160	89,370	-	51,000	3,038,580
				-	8,912,300	372,960	295,405	-	153,850	9,580,665
Chemicals (0.6%)
PolyOne Corp.				4,700				184,099	4,700	184,099
Sensient Technologies Corp.	19,500	750	400	3,100	1,332,630	51,255	27,336	211,854	23,750	1,623,075
					1,332,630	51,255	27,336	395,953	28,450	1,807,174
Commercial Services & Supplies (1.2%)
Hudson Technologies, Inc.	-	-	-	36,950	-	-	-	128,956	36,950	128,956	*
Stericycle, Inc.	25,500	1,250	1,000		3,414,705	167,388	133,910		27,750	3,716,003	*
					3,414,705	167,388	133,910	128,956	64,700	3,844,959
Communications Equipment (2.5%)
F5 Networks, Inc.	17,000	750	650	-	2,045,950	90,262	78,227	-	18,400	2,214,439	*
Infinera Corp.	45,000	1,750	1,250	13,100	944,100	36,715	26,225	274,838	61,100	1,281,878	*
Palo Alto Networks, Inc.	22,500	850	700	1,000	3,930,750	148,495	122,290	174,700	25,050	4,376,235	*
					6,920,800	275,472	226,742	449,538	104,550	7,872,552
Containers & Packaging (0.9%)
Packaging Corp. of America	42,500	2,000	1,500	-	2,655,825	124,980	93,735	-	46,000	2,874,540	ØØ
Distributors (1.0%)
LKQ Corp.	95,000	3,750	3,250	-	2,873,275	113,419	98,296	-	102,000	3,084,990	*
Diversified Consumer Services (0.9%)
Bright Horizons Family Solutions, Inc.	-	-	-	4,850	-	-	-	280,330	4,850	280,330	*
Carriage Services, Inc.	-	-	-	12,500	-	-	-	298,500	12,500	298,500
Service Corp. International	62,000	2,500	1,950	-	1,824,660	73,575	57,389	-	66,450	1,955,624
Sotheby's	-	-	-	4,600	-	-	-	208,104	4,600	208,104
					1,824,660	73,575	57,389	786,934	88,400	2,742,558
Diversified Financial Services (0.8%)
CBOE Holdings, Inc.	39,000	1,600	1,350	-	2,231,580	91,552	77,247	-	41,950	2,400,379
Electrical Equipment (2.2%)
Acuity Brands, Inc.	17,000	600	500	-	3,059,660	107,988	89,990	-	18,100	3,257,638
AMETEK, Inc.	64,000	2,500	2,000	-	3,505,920	136,950	109,560	-	68,500	3,752,430
					6,565,580	244,938	199,550	-	86,600	7,010,068
Electronic Equipment, Instruments & Components (2.6%)
Amphenol Corp. Class A	45,000	1,900	1,700	-	2,608,650	110,143	98,549	-	48,600	2,817,342
CDW Corp.	67,000	3,000	2,500	-	2,296,760	102,840	85,700	-	72,500	2,485,300
Zebra Technologies Corp. Class A	25,500	1,000	850	-	2,831,775	111,050	94,392	-	27,350	3,037,217	*
					7,737,185	324,033	278,641	-	148,450	8,339,859
Food & Staples Retailing (0.9%)
Rite Aid Corp.	290,000	10,000	8,000	-	2,421,500	83,500	66,800	-	308,000	2,571,800	*
Smart & Final Stores, Inc.	-	-	-	17,400	-	-	-	310,938	17,400	310,938	*
					2,421,500	83,500	66,800	310,938	325,400	2,882,738
Food Products (2.2%)
Bunge Ltd.	11,000	250	250	-	965,800	21,950	21,950	-	11,500	1,009,700
Pinnacle Foods, Inc.	50,000	2,000	2,000	-	2,277,000	91,080	91,080	-	54,000	2,459,160
WhiteWave Foods Co.	65,500	2,750	2,000	-	3,201,640	134,420	97,760	-	70,250	3,433,820	*
					6,444,440	247,450	210,790	-	135,750	6,902,680
Health Care Equipment & Supplies (3.0%)
Cooper Cos., Inc.	11,900	500	400		2,117,843	88,985	71,188		12,800	2,278,016
DexCom, Inc.	-	-	-	3,600	-	-	-	287,928	3,600	287,928	*
Globus Medical, Inc. Class A	-	-	-	12,700	-	-	-	326,009	12,700	326,009	*
K2M Group Holdings, Inc.	-	-	-	9,800	-	-	-	235,396	9,800	235,396	*
LDR Holding Corp.	-	-	-	5,100	-	-	-	220,575	5,100	220,575	*
Teleflex, Inc.	23,500	850	700	-	3,183,075	115,132	94,815	-	25,050	3,393,022
Tornier NV	-	-	-	9,000	-	-	-	224,910	9,000	224,910	*
Wright Medical Group, Inc.	88,500	3,450	2,750	-	2,324,010	90,597	72,215	-	94,700	2,486,822	*
					7,624,928	294,714	238,218	1,294,818	172,750	9,452,678
Health Care Providers & Services (5.4%)
AAC Holdings, Inc.	-	-	-	5,300	-	-	-	230,868	5,300	230,868	*
Acadia Healthcare Co., Inc.	61,500	2,250	1,750	4,500	4,817,295	176,242	137,077	352,485	70,000	5,483,099	*
AMN Healthcare Services, Inc.	-	-	-	7,600	-	-	-	240,084	7,600	240,084	*
Amsurg Corp.	-	-	-	3,200	-	-	-	223,840	3,200	223,840	*
Cross Country Healthcare, Inc.	-	-	-	17,000	-	-	-	215,560	17,000	215,560	*
Envision Healthcare Holdings, Inc.	95,000	3,650	3,000	-	3,750,600	144,102	118,440	-	101,650	4,013,142	*
ExamWorks Group, Inc.	-	-	-	5,900	-	-	-	230,690	5,900	230,690	*
HealthEquity, Inc.	-	-	-	8,000	-	-	-	256,400	8,000	256,400	*
Quest Diagnostics, Inc.	31,000	1,250	900	-	2,248,120	90,650	65,268	-	33,150	2,404,038
Universal Health Services, Inc. Class B	25,000	1,000	750	-	3,552,500	142,100	106,575	-	26,750	3,801,175
					14,368,515	553,094	427,360	1,749,927	278,550	17,098,896
Health Care Technology (1.2%)
Cerner Corp.	35,500	1,400	1,150	-	2,451,630	96,684	79,419	-	38,050	2,627,733	*
Veeva Systems, Inc. Class A	42,500	1,600	1,250	-	1,191,275	44,848	35,038	-	45,350	1,271,161	*
				-	3,642,905	141,532	114,457	-	83,400	3,898,894
Hotels, Restaurants & Leisure (2.0%)
Bloomin' Brands, Inc.	69,500	2,750	2,500	-	1,483,825	58,713	53,375	-	74,750	1,595,913
Buffalo Wild Wings, Inc.	11,500	500	450	-	1,801,935	78,345	70,510	-	12,450	1,950,790	*
Norwegian Cruise Line Holdings Ltd.	40,750	1,500	1,250	-	2,283,630	84,060	70,050	-	43,500	2,437,740	*
Vail Resorts, Inc.				2,300				251,160	2,300	251,160
					5,569,390	221,118	193,935	251,160	133,000	6,235,603
Household Durables (0.7%)
Jarden Corp.	39,500	1,500	1,250	-	2,044,125	77,625	64,688	-	42,250	2,186,438	*
Independent Power and Renewable Electricity Producers (0.6%)
Dynegy, Inc.	62,000	2,250	1,750	-	1,813,500	65,813	51,188	-	66,000	1,930,501	*
Industrial Conglomerates (1.4%)
Roper Technologies, Inc.	23,500	1,000	750	-	4,052,810	172,460	129,345	-	25,250	4,354,615
Insurance (0.7%)
Assurant, Inc.	27,500	1,000	750	-	1,842,500	67,000	50,250	-	29,250	1,959,750
Heritage Insurance Holdings, Inc.	-	-	-	11,950	-	-	-	274,731	11,950	274,731	*
					1,842,500	67,000	50,250	274,731	41,200	2,234,481
Internet & Catalog Retail (1.3%)
HSN, Inc.	-	-	-	3,900	-	-	-	273,741	3,900	273,741
Liberty Interactive Corp. QVC Group Class A	67,000	2,350	2,000	-	1,859,250	65,213	55,500	-	71,350	1,979,963	*
Netflix, Inc.	2,700	100	100	-	1,773,738	65,694	65,694	-	2,900	1,905,126	*
					3,632,988	130,907	121,194	273,741	78,150	4,158,830
Internet Software & Services (3.1%)
Akamai Technologies, Inc.	35,000	1,350	1,150	-	2,443,700	94,257	80,293	-	37,500	2,618,250	*
Benefitfocus, Inc.	-	-	-	5,300	-	-	-	232,405	5,300	232,405	*
comScore, Inc.	-	-	-	4,100	-	-	-	218,366	4,100	218,366	*
CoStar Group, Inc.	13,500	500	400	-	2,717,010	100,630	80,504	-	14,400	2,898,144	*
Demandware, Inc.	34,000	1,500	1,250	3,900	2,416,720	106,620	88,850	277,212	40,650	2,889,402	*
IAC/InterActiveCorp	-	-	-	3,100	-	-	-	246,946	3,100	246,946
MercadoLibre, Inc.	-	-	-	1,800	-	-	-	255,060	1,800	255,060
Q2 Holdings, Inc.	-	-	-	11,400	-	-	-	322,050	11,400	322,050	*
					7,577,430	301,507	249,647	1,552,039	118,250	9,680,623
IT Services (3.0%)
Alliance Data Systems Corp.	14,000	500	400	-	4,087,160	145,970	116,776	-	14,900	4,349,906	*
EPAM Systems, Inc.	-	-	-	3,700	-	-	-	263,551	3,700	263,551	*
Fiserv, Inc.	25,500	1,000	850	-	2,112,165	82,830	70,405	-	27,350	2,265,400	*
FleetCor Technologies, Inc.	16,000	700	600	-	2,496,960	109,242	93,636	-	17,300	2,699,838	*
					8,696,285	338,042	280,817	263,551	63,250	9,578,695
Leisure Products (0.8%)
Brunswick Corp.	-	-	-	3,400	-	-	-	172,924	3,400	172,924
Polaris Industries, Inc.	14,500	500	450	-	2,147,595	74,055	66,650	-	15,450	2,288,300
					2,147,595	74,055	66,650	172,924	18,850	2,461,224
Life Sciences Tools & Services (1.0%)
Illumina, Inc.	13,500	550	400	-	2,947,860	120,098	87,344	-	14,450	3,155,302	*
Machinery (1.7%)
Milacron Holdings Corp.	39,500	1,350	1,150	-	777,360	26,568	22,632	-	42,000	826,560	*
PACCAR, Inc.	28,000	1,100	900	-	1,786,680	70,191	57,429	-	30,000	1,914,300
Wabtec Corp.	26,500	1,000	800	-	2,497,360	94,240	75,392	-	28,300	2,666,992
					5,061,400	190,999	155,453	-	100,300	5,407,852
Media (1.3%)
Charter Communications, Inc. Class A	11,500	450	350	-	1,969,375	77,063	59,938	-	12,300	2,106,376	*
Nexstar Broadcasting Group, Inc. Class A				4,000				224,000	4,000	224,000
Starz Class A	35,500	1,300	1,100		1,587,560	58,136	49,192		37,900	1,694,888	*
					3,556,935	135,199	109,130	224,000	54,200	4,025,264
Multiline Retail (2.3%)
Big Lots, Inc.	-	-	-	4,500	-	-	-	202,455	4,500	202,455
Burlington Stores, Inc.	51,000	2,000	1,500	3,600	2,611,200	102,400	76,800	184,320	58,100	2,974,720	*
Dollar Tree, Inc.	39,000	1,750	1,500	-	3,080,610	138,233	118,485	-	42,250	3,337,328	*
Tuesday Morning Corp.	60,000	2,250	1,750	-	675,900	25,346	19,714	-	64,000	720,960	*
					6,367,710	265,979	214,999	386,775	168,850	7,235,463
Oil, Gas & Consumable Fuels (2.0%)
Antero Resources Corp.	37,500	1,750	1,500	-	1,287,750	60,095	51,510	-	40,750	1,399,355	*
Cabot Oil & Gas Corp.	62,000	2,250	2,000	-	1,955,480	70,965	63,080	-	66,250	2,089,525
Concho Resources, Inc.	22,000	850	750	-	2,504,920	96,781	85,395	-	23,600	2,687,096	*
Diamondback Energy, Inc.				3,650				275,137	3,650	275,137	*
					5,748,150	227,841	199,985	275,137	134,250	6,451,113
Pharmaceuticals (3.7%)
Akorn, Inc.	40,000	1,500	1,250	-	1,746,400	65,490	54,575	-	42,750	1,866,465	*
Depomed, Inc.	-	-	-	8,400	-	-	-	180,264	8,400	180,264	*
Endo International PLC	37,000	1,500	1,200		2,947,050	119,475	95,580		39,700	3,162,105	*
Foamix Pharmaceuticals Ltd.	-	-	-	15,100	-	-	-	154,775	15,100	154,775	*
Intersect ENT, Inc.	-	-	-	6,300	-	-	-	180,369	6,300	180,369	*
Jazz Pharmaceuticals PLC	14,500	500	400	-	2,553,015	88,035	70,428	-	15,400	2,711,478	*
Mylan NV	16,500	600	500	-	1,119,690	40,716	33,930	-	17,600	1,194,336	*
Zoetis, Inc.	42,500	1,650	1,350	-	2,049,350	79,563	65,097	-	45,500	2,194,010
					10,415,505	393,279	319,610	515,408	190,750	11,643,802
Professional Services (1.4%)
Huron Consulting Group, Inc.				4,100				287,369	4,100	287,369	*
Nielsen NV	39,000	1,500	1,250	-	1,746,030	67,155	55,962	-	41,750	1,869,147
On Assignment, Inc.	-	-	-	6,900	-	-	-	271,032	6,900	271,032	*
WageWorks, Inc.	47,500	1,750	1,500	-	1,921,375	70,788	60,675	-	50,750	2,052,838	*
					3,667,405	137,943	116,637	558,401	103,500	4,480,386
Real Estate Management & Development (1.1%)
Jones Lang LaSalle, Inc.	18,000	750	650	-	3,078,000	128,250	111,150	-	19,400	3,317,400
Road & Rail (1.5%)
J.B. Hunt Transport Services, Inc.	22,500	600	500	-	1,847,025	49,254	41,045	-	23,600	1,937,324
Old Dominion Freight Line, Inc.	33,500	1,400	1,150	3,150	2,298,267	96,047	78,896	216,106	39,200	2,689,316	*
					4,145,292	145,301	119,941	216,106	62,800	4,626,640
Semiconductors & Semiconductor Equipment (5.5%)
Avago Technologies Ltd.	20,000	750	650		2,658,600	99,697	86,404		21,400	2,844,701
Cavium, Inc.	42,500	1,500	1,300	5,100	2,924,425	103,215	89,453	350,931	50,400	3,468,024	*
Lam Research Corp.	29,500	1,250	1,050		2,399,825	101,687	85,418		31,800	2,586,930
M/A-COM Technology Solutions Holdings, Inc.	-	-	-	7,300	-	-	-	279,225	7,300	279,225	*
Microsemi Corp.	-	-	-	7,200	-	-	-	251,640	7,200	251,640	*
Monolithic Power Systems, Inc.	39,500	1,750	1,500	3,650	2,003,045	88,743	76,065	185,091	46,400	2,352,944
NXP Semiconductors NV	31,000	1,250	1,000	-	3,044,200	122,750	98,200	-	33,250	3,265,150	*
SunEdison, Inc.	67,000	2,500	2,000	-	2,003,970	74,775	59,820	-	71,500	2,138,565	*
					15,034,065	590,867	495,360	1,066,887	269,250	17,187,179
Software (6.9%)
Activision Blizzard, Inc.	67,000	3,000	2,250	-	1,622,070	72,630	54,473	-	72,250	1,749,173
Barracuda Networks, Inc.	-	-	-	5,300	-	-	-	209,986	5,300	209,986	*
BroadSoft, Inc.	-	-	-	5,600	-	-	-	193,592	5,600	193,592	*
Electronic Arts, Inc.	34,000	1,350	1,250	-	2,261,000	89,775	83,125	-	36,600	2,433,900	*
Fortinet, Inc.	45,000	1,750	1,250	5,500	1,859,850	72,328	51,663	227,315	53,500	2,211,156	*
Gigamon, Inc.				9,600				316,704	9,600	316,704	*
Mobileye NV	31,000	1,000	1,000	-	1,648,270	53,170	53,170	-	33,000	1,754,610	*
Paylocity Holding Corp.	-	-	-	8,050	-	-	-	288,593	8,050	288,593	*
Proofpoint, Inc.	-	-	-	5,050	-	-	-	321,533	5,050	321,533	*
QLIK Technologies, Inc.	-	-	-	5,400	-	-	-	188,784	5,400	188,784	*
ServiceNow, Inc.	42,500	1,600	1,250	-	3,158,175	118,896	92,887	-	45,350	3,369,958	*
Splunk, Inc.	21,000	850	700	-	1,462,020	59,177	48,734	-	22,550	1,569,931	*
Synchronoss Technologies, Inc.	59,000	2,250	1,850	-	2,698,070	102,892	84,600	-	63,100	2,885,562	*
Tableau Software, Inc. Class A	16,900	500	500	-	1,948,570	57,650	57,650	-	17,900	2,063,870	*
Tyler Technologies, Inc.	-	-	-	1,900	-	-	-	245,822	1,900	245,822	*
Ultimate Software Group, Inc.	9,500	400	350	1,250	1,561,230	65,736	57,519	205,425	11,500	1,889,910	*
					18,219,255	692,254	583,821	2,197,754	396,650	21,693,084
Specialty Retail (6.6%)
Lithia Motors, Inc. Class A	25,500	1,050	850	2,650	2,885,580	118,818	96,186	299,874	30,050	3,400,458
Men's Wearhouse, Inc.	-	-	-	4,200	-	-	-	269,094	4,200	269,094
O'Reilly Automotive, Inc.	21,100	900	700		4,768,178	203,382	158,186		22,700	5,129,746	*ØØ
PEP Boys-Manny, Moe & Jack				18,200				223,314	18,200	223,314	*
Restoration Hardware Holdings, Inc.				2,300				224,549	2,300	224,549	*
Ross Stores, Inc.	55,500	2,500	2,000	-	2,697,855	121,525	97,220	-	60,000	2,916,600
Signet Jewelers Ltd.	14,500	600	500	-	1,859,480	76,944	64,120	-	15,600	2,000,544
Tractor Supply Co.	37,000	1,700	1,400	-	3,327,780	152,898	125,916	-	40,100	3,606,594
Williams-Sonoma, Inc.	33,500	1,500	1,300	-	2,756,045	123,405	106,951	-	36,300	2,986,401
					18,294,918	796,972	648,579	1,016,831	229,450	20,757,300
Textiles, Apparel & Luxury Goods (4.2%)
Carter's, Inc.	26,500	1,150	950		2,816,950	122,245	100,985		28,600	3,040,180
G-III Apparel Group Ltd.				4,000				281,400	4,000	281,400	*
Hanesbrands, Inc.	122,000	5,000	3,750	-	4,065,040	166,600	124,950	-	130,750	4,356,590
lululemon Athletica, Inc.	20,500	750	650	-	1,338,650	48,975	42,445	-	21,900	1,430,070	*
Under Armour, Inc. Class A	44,500	1,900	1,500	-	3,713,080	158,536	125,160	-	47,900	3,996,776	*
					11,933,720	496,356	393,540	281,400	233,150	13,105,016
Trading Companies & Distributors (0.6%)
United Rentals, Inc.	20,000	750	650	-	1,752,400	65,715	56,953	-	21,400	1,875,068	*
Wireless Telecommunication Services (2.6%)
SBA Communications Corp. Class A	39,000	1,500	1,200	-	4,483,830	172,455	137,964	-	41,700	4,794,249	*
T-Mobile US, Inc.	84,000	3,250	2,750	-	3,256,680	126,002	106,617	-	90,000	3,489,299	*
					7,740,510	298,457	244,581	-	131,700	8,283,548
Total Common Stocks (Cost $212,232,320)
					254,143,351	10,040,188	8,218,809	18,487,197		290,889,545
Exchange Traded Funds (0.8%)
iShares Russell Mid-Cap Growth ETF (Cost $2,319,417)	25,000				2,421,250				25,000	2,421,250

	Mid Cap Growth Shares	Balanced Principal Amount	Growth Shares	Small Cap Growth Shares	Mid Cap Growth Value	Balanced Value	Growth Value	Small Cap Growth Value	PRO FORMA COMBINED PRINCIPAL AMOUNT	PRO FORMA COMBINED VALUE†

U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (0.2%)
U.S. Treasury Notes, 0.25%, due 9/15/15	-	100,000	-	-	-	100,016	-	-	$100,000	100,016
U.S. Treasury Notes, 0.50%, due 11/30/16 – 2/28/17	-	165,000	-	-	-	164,948	-	-	165,000	164,948
U.S. Treasury Notes, 1.00%, due 12/15/17 – 5/15/18	-	315,000	-	-	-	315,881	-	-	315,000	315,881
Total U.S. Treasury Securities-Backed by the Full Faith and Credit of the U.S. Government (Cost $580,094)						580,845				580,845
Mortgage-Backed Securities (0.4%)
Adjustable Mixed Balance (0.0%)
Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, 1.31%, due 6/19/34	-	6,353	-	-	-	6,147	-	-	6,353	6,147	µ
Commercial Mortgage-Backed (0.3%)
Citigroup Commercial Mortgage Trust, Ser. 2013-GC15, Class A1, 1.38%, due 9/10/46	-	68,668	-	-	-	68,681	-	-	68,668	68,681
Commercial Mortgage Pass-Through Certificates, Ser. 2014-LC15, Class A1, 1.26%, due 4/10/47	-	104,781	-	-	-	104,264	-	-	104,781	104,264
Commercial Mortgage Pass-Through Certificates, Ser. 2014-CR16, Class A1, 1.45%, due 4/10/47	-	24,705	-	-	-	24,744	-	-	24,705	24,744
Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS3, Class A1, 1.40%, due 6/10/47	-	39,332	-	-	-	39,261	-	-	39,332	39,261
Commercial Mortgage Pass-Through Certificates, Ser. 2014-UBS4, Class A1, 1.31%, due 8/10/47	-	51,200	-	-	-	51,082	-	-	51,200	51,082
Credit Suisse Commercial Mortgage Trust, Ser. 2006-C3, Class A3, 6.00%, due 6/15/38	-	51,004	-	-	-	52,090	-	-	51,004	52,090	µ
Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust, Ser. 2007-GG9, Class A4, 5.44%, due 3/10/39	-	27,196	-	-	-	28,591	-	-	27,196	28,591
GS Mortgage Securities Trust, Ser. 2006-GG6, Class A4, 5.55%, due 4/10/38	-	100,000	-	-	-	100,567	-	-	100,000	100,567
GS Mortgage Securities Trust, Ser. 2014-GC18, Class A1, 1.30%, due 1/10/47	-	87,407	-	-	-	87,480	-	-	87,407	87,480
JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-CB14, Class A4, 5.48%, due 12/12/44	-	27,910	-	-	-	28,172	-	-	27,910	28,172
Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2013-C10, Class A1, 1.39%, due 7/15/46	-	78,751	-	-	-	79,057	-	-	78,751	79,057
Wachovia Bank Commercial Mortgage Trust, Ser. 2006-C23, Class A4, 5.42%, due 1/15/45	-	86,894	-	-	-	87,359	-	-	86,894	87,359
WF-RBS Commercial Mortgage Trust, Ser. 2014-C21, Class A1, 1.41%, due 8/15/47	-	86,352	-	-	-	86,242	-	-	86,352	86,242
						837,590				837,590
Mortgage-Backed Non-Agency (0.0%)
Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	-	43,916	-	-	-	49,515	-	-	43,916	49,515	ñ
GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	-	26,781	-	-	-	30,202	-	-	26,781	30,202	ñ
						79,717				79,717
Fannie Mae (0.1%)
Pass-Through Certificates, 3.50%, due 10/1/25	-	50,872	-	-	-	53,611	-	-	50,872	53,611
Pass-Through Certificates, 3.00%, due 9/1/27	-	92,503	-	-	-	95,917	-	-	92,503	95,917
Pass-Through Certificates, 4.50%, due 4/1/39 – 5/1/44	-	72,356	-	-	-	78,212	-	-	72,356	78,212
						227,740				227,740
Freddie Mac (0.0%)
Pass-Through Certificates, 3.50%, due 5/1/26	-	54,480	-	-	-	57,481	-	-	54,480	57,481
Pass-Through Certificates, 3.00%, due 1/1/27	-	65,513	-	-	-	67,791	-	-	65,513	67,791
Pass-Through Certificates, 4.50%, due 11/1/39	-	41,321	-	-	-	44,689	-	-	41,321	44,689
						169,961				169,961
Total Mortgage-Backed Securities (Cost $1,346,694)						1,321,155				1,321,155
Corporate Debt Securities (0.4%)
Agriculture (0.0%)
BAT Int'l Finance PLC, Guaranteed Notes, 1.85%, due 6/15/18	-	15,000	-	-	-	15,028	-	-	15,000	15,028	ñ
Reynolds American, Inc., Guaranteed Notes, 2.30%, due 6/12/18	-	5,000	-	-	-	5,037	-	-	5,000	5,037
						20,065				20,065
Auto Manufacturers (0.0%)
American Honda Finance Corp., Senior Unsecured Notes, 1.13%, due 10/7/16	-	15,000	-	-	-	15,042	-	-	15,000	15,042
Harley-Davidson Financial Services, Inc., Guaranteed Notes, 1.15%, due 9/15/15	-	35,000	-	-	-	35,015	-	-	35,000	35,015	ñ
Hyundai Capital America, Senior Unsecured Notes, 1.45%, due 2/6/17	-	25,000	-	-	-	24,917	-	-	25,000	24,917	ñ
						74,974				74,974
Banks (0.1%)
Bank of America Corp., Senior Unsecured Medium-Term Notes, 3.63%, due 3/17/16	-	30,000	-	-	-	30,553	-	-	30,000	30,553
Citigroup, Inc., Senior Unsecured Notes, 1.35%, due 3/10/17	-	75,000	-	-	-	74,922	-	-	75,000	74,922
Goldman Sachs Group, Inc., Senior Unsecured Medium-Term Notes, 1.60%, due 11/23/15	-	35,000	-	-	-	35,121	-	-	35,000	35,121
JPMorgan Chase & Co., Senior Unsecured Medium-Term Notes, 1.35%, due 2/15/17	-	145,000	-	-	-	145,109	-	-	145,000	145,109
Morgan Stanley, Senior Unsecured Notes, 1.75%, due 2/25/16	-	15,000	-	-	-	15,060	-	-	15,000	15,060
Wells Fargo & Co., Senior Unsecured Notes, 1.50%, due 7/1/15	-	125,000	-	-	-	125,000	-	-	125,000	125,000
						425,765				425,765
Beverages (0.0%)
Heineken NV, Senior Unsecured Notes, 0.80%, due 10/1/15	-	5,000	-	-	-	5,001	-	-	5,000	5,001	ñ
Commercial Services (0.0%)
ERAC USA Finance LLC, Guaranteed Notes, 1.40%, due 4/15/16	-	10,000	-	-	-	10,017	-	-	10,000	10,017	ñ
Computers (0.0%)
Apple, Inc., Senior Unsecured Notes, 0.90%, due 5/12/17	-	20,000	-	-	-	20,003	-	-	20,000	20,003
Hewlett-Packard Co., Senior Unsecured Notes, 2.20%, due 12/1/15	-	35,000	-	-	-	35,188	-	-	35,000	35,188
						55,191				55,191
Diversified Financial Services (0.0%)
Synchrony Financial, Senior Unsecured Notes, 1.88%, due 8/15/17	-	10,000	-	-	-	9,994	-	-	10,000	9,994
Electric (0.0%)
Electricite de France SA, Senior Unsecured Notes, 1.15%, due 1/20/17	-	20,000	-	-	-	20,029	-	-	20,000	20,029	ñ
Exelon Corp., Senior Unsecured Notes, 1.55%, due 6/9/17	-	15,000	-	-	-	15,018	-	-	15,000	15,018
						35,047				35,047
Electronics (0.0%)
Thermo Fisher Scientific, Inc., Senior Unsecured Notes, 1.30%, due 2/1/17	-	25,000	-	-	-	24,955	-	-	25,000	24,955
Food (0.0%)
HJ Heinz Co., Guaranteed Notes, 2.00%, due 7/2/18	-	15,000	-	-	-	14,987	-	-	15,000	14,987	ñØ
JM Smucker Co., Guaranteed Notes, 1.75%, due 3/15/18	-	15,000	-	-	-	14,983	-	-	15,000	14,983	ñ
WM Wrigley Jr. Co., Senior Unsecured Notes, 1.40%, due 10/21/16	-	20,000	-	-	-	20,049	-	-	20,000	20,049	ñ
						50,019				50,019
Healthcare - Products (0.0%)
Becton Dickinson & Co., Senior Unsecured Notes, 1.45%, due 5/15/17	-	10,000	-	-	-	9,991	-	-	10,000	9,991
Becton Dickinson & Co., Senior Unsecured Notes, 1.80%, due 12/15/17	-	5,000	-	-	-	5,000	-	-	5,000	5,000
Medtronic, Inc., Guaranteed Notes, 1.50%, due 3/15/18	-	20,000	-	-	-	19,950	-	-	20,000	19,950	ñ
Zimmer Biomet Holdings, Inc., Senior Unsecured Notes, 2.00%, due 4/1/18	-	15,000	-	-	-	14,998	-	-	15,000	14,998
						49,939				49,939
Holding Companies - Diversified (0.0%)
MUFG Americas Holdings Corp., Senior Unsecured Notes, 1.63%, due 2/9/18	-	15,000	-	-	-	14,936	-	-	15,000	14,936
Media (0.1%)
Comcast Corp., Guaranteed Notes, 4.95%, due 6/15/16	-	45,000	-	-	-	46,769	-	-	45,000	46,769
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., Guaranteed Notes, 3.50%, due 3/1/16	-	40,000	-	-	-	40,621	-	-	40,000	40,621
Thomson Reuters Corp., Senior Unsecured Notes, 1.30%, due 2/23/17	-	10,000	-	-	-	9,975	-	-	10,000	9,975
Thomson Reuters Corp., Senior Unsecured Notes, 1.65%, due 9/29/17	-	10,000	-	-	-	9,995	-	-	10,000	9,995
						107,360				107,360
Mining (0.0%)
Freeport-McMoRan, Inc., Guaranteed Notes, 2.30%, due 11/14/17	-	10,000	-	-	-	9,977	-	-	10,000	9,977
Oil & Gas (0.0%)
Marathon Oil Corp., Senior Unsecured Notes, 0.90%, due 11/1/15	-	15,000	-	-	-	14,996	-	-	15,000	14,996
Pharmaceuticals (0.1%)
AbbVie, Inc., Senior Unsecured Notes, 1.80%, due 5/14/18	-	10,000	-	-	-	9,963	-	-	10,000	9,963
Actavis Funding SCS, Guaranteed Notes, 2.35%, due 3/12/18	-	30,000	-	-	-	30,159	-	-	30,000	30,159
Bayer Corp., Guaranteed Notes, 7.13%, due 10/1/15	-	35,000	-	-	-	35,559	-	-	35,000	35,559	ñ
McKesson Corp., Senior Unsecured Notes, 1.29%, due 3/10/17	-	10,000	-	-	-	9,984	-	-	10,000	9,984
						85,665				85,665
Pipelines (0.0%)
Energy Transfer Partners L.P., Senior Unsecured Notes, 2.50%, due 6/15/18	-	15,000	-	-	-	15,013	-	-	15,000	15,013
Enterprise Products Operating LLC, Guaranteed Notes, 1.65%, due 5/7/18	-	10,000	-	-	-	9,985	-	-	10,000	9,985
Enterprise Products Operating LLC, Guaranteed Notes, 1.25%, due 8/13/15	-	20,000	-	-	-	20,009	-	-	20,000	20,009
Kinder Morgan, Inc., Guaranteed Notes, 2.00%, due 12/1/17	-	15,000	-	-	-	14,929	-	-	15,000	14,929
TransCanada PipeLines Ltd., Senior Unsecured Notes, 1.88%, due 1/12/18	-	5,000	-	-	-	5,031	-	-	5,000	5,031
						64,967				64,967
Real Estate Investment Trusts (0.0%)
Ventas Realty L.P., Guaranteed Notes, 1.55%, due 9/26/16	-	15,000	-	-	-	15,054	-	-	15,000	15,054
Semiconductors (0.0%)
QUALCOMM, Inc., Senior Unsecured Notes, 1.40%, due 5/18/18	-	35,000	-	-	-	34,873	-	-	35,000	34,873
Telecommunications (0.1%)
AT&T, Inc., Senior Unsecured Notes, 1.40%, due 12/1/17	-	40,000	-	-	-	39,730	-	-	40,000	39,730
Cisco Systems, Inc., Senior Unsecured Notes, 1.65%, due 6/15/18	-	35,000	-	-	-	35,106	-	-	35,000	35,106
Verizon Communications, Inc., Senior Unsecured Notes, 2.50%, due 9/15/16	-	31,000	-	-	-	31,500	-	-	31,000	31,500
						106,336				106,336
Total Corporate Debt Securities (Cost $1,208,113)						1,215,131				1,215,131
Asset-Backed Securities (0.3%)
Ally Auto Receivables Trust, Ser. 2014-2, Class A3, 1.25%, due 4/15/19	-	115,000	-	-	-	115,068	-	-	115,000	115,068
American Express Credit Account Master Trust, Ser. 2012-4, Class A, 0.43%, due 5/15/20	-	175,000	-	-	-	174,720	-	-	175,000	174,720	µ
Bank of America Credit Card Trust, Ser. 2014-A2, Class A, 0.46%, due 9/16/19	-	50,000	-	-	-	49,945	-	-	50,000	49,945	µ
Capital One Multi-Asset Execution Trust, Ser. 2007-A2, Class A2, 0.27%, due 12/16/19	-	106,000	-	-	-	105,636	-	-	106,000	105,636	µ
Carmax Auto Owner Trust, Ser. 2014-1, Class A3, 0.79%, due 10/15/18	-	65,000	-	-	-	64,907	-	-	65,000	64,907
Chase Issuance Trust, Ser. 2012-A2, Class A2, 0.46%, due 5/15/19	-	100,000	-	-	-	99,905	-	-	100,000	99,905	µ
Ford Credit Auto Owner Trust, Ser. 2014-A, Class A3, 0.79%, due 5/15/18	-	125,000	-	-	-	124,971	-	-	125,000	124,971
Hyundai Auto Receivables Trust, Ser. 2014-A, Class A3, 0.79%, due 7/16/18	-	50,000	-	-	-	50,009	-	-	50,000	50,009
SLM Student Loan Trust, Ser. 2006-5, Class A4, 0.36%, due 4/25/23	-	33,934	-	-	-	33,848	-	-	33,934	33,848	µ
Toyota Auto Receivables Owner Trust, Ser. 2015-A, Class A3, 1.12%, due 2/15/19	-	50,000	-	-	-	50,088	-	-	50,000	50,088
Total Asset-Backed Securities (Cost $869,650)						869,097				869,097

Short-Term Investments (5.2%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost 16,443,346)	15,220,531	140,337	73,479	1,008,999	15,220,531	140,337	73,479	1,008,999	16,443,346	16,443,346

Total Investments (99.8%) (Cost 234,999,634)					271,785,132	14,166,753	8,292,288	19,496,196		313,740,369	##

Cash, receivables and other assets, less liabilities (0.2%)					774,429	(51,123)	(27,062)	(48,687)		647,557

Total Net Assets (100.0%)					272,559,561	14,115,630	8,265,226	19,447,509		314,387,926

App B-10

†
In accordance with Accounting Standards Codification (“ASC”) 820 “Fair Value Measurement” (“ASC 820”), all investments held by Neuberger Berman Advisers Management Trust: Balanced Portfolio (“Balanced”), Growth Portfolio (“Growth”), Mid Cap Growth Portfolio (“Mid Cap Growth) and Small Cap Growth Portfolio (“Small Cap Growth”) (each individually a “Fund,” and collectively, the “Funds”) are carried at the value that Neuberger Berman Management LLC (“Management”) believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

	• Level 1 – quoted prices in active markets for identical investments
	• Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
	• Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

	The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities and exchange traded funds, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Debt Securities. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, spread to the U.S. Treasury market, and other market information, which may include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, and reference data, such as market research publications, when available (“Other Market Information”).

	U.S. Treasury Securities. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

	Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

	Investments in investment companies, with the exception of closed-end funds, if any, are valued using the respective fund’s daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Advisers Management Trust’s Board of Trustees (the “Board”) has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in financial futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. (“Interactive”) to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

	Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

	The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of June 30, 2015:

	Portfolios	Mid Cap Growth Portfolio	Balanced Portfolio	Growth Portfolio	Small Cap Growth Portfolio	Pro-Forma Combined Portfolio
	Investments in Securities (Level 1)
	Common Stocks ^	$254,143,351	$10,040,188	$8,218,809	$18,487,197	$290,889,545
	Exchange Traded Funds	2,421,250	0	0	0	2,421,250
	Total Investments in Securities (Level 1)	256,564,601	10,040,188	8,218,809	18,487,197	293,310,795
	Investments in Securities (Level 2)
	U.S. Treasury Securities-Backed by the Full Faith and Credit of the U. S. Government	0	580,845	0	0	580,845
	Mortgage-Backed Securities ^	0	1,321,155	0	0	1,321,155
	Corporate Debt Securities ^	0	1,215,131	0	0	1,215,131
	Asset-Backed Securities	0	869,097	0	0	869,097
	Short-Term Investments	15,220,531	140,337	73,479	1,008,999	16,443,346
	Total Investments in Securities (Level 2)	15,220,531	4,126,565	73,479	1,008,999	20,429,574
	Investments in Securities (Level 3)	0	0	0	0	0
	Total for Investments in Securities	$271,785,132	$14,166,753	$8,292,288	$19,496,196	$313,740,369

^	The Schedule of Investments provides information on the industry categorization for the portfolio.

*	Security did not produce income in the last twelve months.

ñ
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”) or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At June 30, 2015, these securities amounted to $295,252 or 0.1% of net assets for the combined portfolio.

µ	Floating rate securities are securities whose yields vary with a designated index or market rate. These securities are shown at their current rates as of June 30, 2015, and their final maturities.

Ø	All or a portion of this security was purchased on a when-issued basis. At June 30, 2015 these securities amounted to $14,987.

ØØ	All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments.

App B-11

At June 30, 2015, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

	Mid Cap Growth Portfolio	Balanced Portfolio	Growth Portfolio	Small Cap Growth Portfolio	Pro-Forma Combined Portfolio
Aggregate gross unrealized appreciation	$73,112,083	$3,356,397	$2,878,786	$1,826,650	$81,173,916
Aggregate gross unrealized depreciation	(2,183,454)	(126,601)	(76,350)	(136,817)	(2,523,222)
Net unrealized appreciation (depreciation)	$70,928,629	$3,229,796	$2,802,436	$1,689,833	$78,650,694

Federal income tax cost of investments	$200,856,503	$10,936,957	$5,489,852	$17,806,363	$235,089,675

App B-12

Statement of Assets and Liabilities
(Unaudited) 6/30/15

	Mid Cap Growth Portfolio	Balanced Portfolio	Growth Portfolio	Small Cap Portfolio	Adjustments (1)		Pro Forma Combined
Assets
Investments in securities, at value * -see Schedule of Investments:
Unaffiliated issuers	$271,785,132	$14,166,753	$8,292,288	$19,496,196			$313,740,369
Foreign currency*	0	8,356	0	0			8,356
Dividends and interest receivable	65,385	13,492	2,398	2,505			83,780
Receivable for securities sold	1,320,356	32,631	23,603	918,416			2,295,006
Receivable for Fund shares sold	625,853	13	108	19,482			645,456
Receivable from Management-net	0	0	0	1,113			1,113
Receivable due to reorganization	0	0	0	0			0
Prepaid expenses and other assets	2,453	7,895	4,778	142			15,268
Total Assets	273,799,179	14,229,140	8,323,175	20,437,854			316,789,348
Liabilities
Payable for securities purchased	907,991	46,756	15,362	909,728			1,879,837
Payable for Fund shares redeemed	16,405	8,739	199	28,528			53,871
Payable to investment manager	121,183	6,476	3,766	13,111			144,536
Payable to administrator - net	105,339	2,326	87	0			107,752
Payable to trustees	7,154	7,156	7,155	7,155			28,620
Accrued expenses and other payables	81,546	42,057	31,380	31,823			186,806
Total Liabilities	1,239,618	113,510	57,949	990,345			2,401,422
Net Assets	$272,559,561	$14,115,630	$8,265,226	$19,447,509			$314,387,926
Net Assets consist of:
Paid-in capital	$162,143,347	$8,597,453	$6,831,514	$14,896,363			$192,468,677
Undistributed net investment income (loss)	(911,638)	(81,642)	(57,276)	(97,772)			(1,148,328)
Accumulated net realized gains (losses) on investments	40,372,693	2,359,218	(1,315,618)	2,911,888			44,328,181
Net unrealized appreciation (depreciation) in value of investments	70,955,159	3,240,601	2,806,606	1,737,030			78,739,396
Net Assets	$272,559,561	$14,115,630	$8,265,226	$19,447,509			$314,387,926
Net Assets
Class I	$78,455,944	$14,115,630	$8,265,226	$-			$100,836,800
Class S	194,103,617	-	-	19,447,509			213,551,126
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	2,908,941	1,022,741	254,503	-	(447,420)	(2)	3,738,765
Class S	7,610,284	-	-	1,006,952	(244,466)	(2)	8,372,770
Net Asset Value, offering and redemption price per share
Class I	$26.97	$13.80	$32.48	$0.00			$26.97
Class S	25.51	-	-	19.31			25.51

* Cost of Investments:
Unaffiliated issuers	$200,829,973.00	$10,924,813.00	$5,485,682.00	$17,759,166.00			$234,999,634
Total cost of foregin currency	$0	$9,695	$0	$0			$9,695

(1)	Adjustments assume that Mid Cap Growth Portfolio obtained all the shareholder accounts and assets of Balanced Portfolio, Growth Portfolio and Small Cap Portfolio.

(2)
Each shareholder of Balanced Portfolio, Growth Portfolio and Small Cap Portfolio will receive the number of Mid Cap Growth Portfolio shares equal in dollar value to that shareholder's shares of Balanced Portfolio, Growth Portfolio and Small Cap Portfolio, respectively.

See Notes to Financial Statements

App B-13

Statement of Operations
(Unaudited) For the Year Ended 6/30/15

	Mid Cap Growth Portfolio	Balanced Portfolio	Growth Portfolio	Small Cap Portfolio	Adjustments (1)		Pro Forma Combined
Investment Income:
Income:
Dividend income-unaffiliated issuers	$942,937	$42,504	$34,749	$46,426			$1,066,616
Interest income-unaffiliated issuers	10,957	57,268	40	388			68,653
Foreign taxes withheld	(2,398)	(128)	(81)	(412)			(3,019)
Total income	$951,496	$99,644	$34,708	$46,402			$1,132,250
Expenses:
Investment management fees	1,221,762	77,554	43,679	144,083	(53,141)	(2)	1,433,937
Administration fees:
Class I	212,117	42,302	23,826	-			278,245
Class S	454,581	-	-	50,853			505,434
Distribution fees:
Class S	378,818	-	-	42,378			421,196
Audit fees	45,583	55,633	45,583	45,382	(146,598)	(3)	45,583
Custodian and accounting fees	86,783	38,375	13,883	17,607	(58,167)	(2)(3)	98,481
Insurance expense	4,578	405	224	561			5,768
Legal fees	131,310	8,087	4,504	9,761	(22,352)	(3)	131,310
Registration and filing fees	-	14,213	-	-	(14,213)	(4)	-
Repayment to Management of expenses previously assumed by Management	10,337	-	-	-	(3,674)	(2)	6,663
Trustees' fees and expenses	35,446	35,447	35,446	35,446	(110,837)	(2)	30,948
Facility fee	2,938	188	84	219			3,429
Miscellaneous	2,870	15,423	12,404	10,871	(38,698)	(3)	2,870
Total expenses	2,587,123	287,627	179,633	357,161	(447,680)		2,963,864
Expenses reimbursed by Management	2,763	(26,689)	(32,522)	(119,323)	175,771	(2)	-
Total net expenses	2,589,886	260,938	147,111	237,838	(271,909)		2,963,864
Net investment income (loss)	(1,638,390)	(161,294)	(112,403)	(191,436)	271,909		(1,831,614)
Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	25,008,274	1,417,736	1,221,570	2,087,614			29,735,194
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	9,353,898	80,483	33,530	354,941			9,822,852
Foreign currency	-	(1,424)	-	-			(1,424)
Net gain (loss) on investments	34,362,172	1,496,795	1,255,100	2,442,555			39,556,622
Net increase (decrease) in net assets resulting from operations	$32,723,782	$1,335,501	$1,142,697	$2,251,119	$271,909		$37,725,008

(1)	Adjustments assume that Mid Cap Growth Portfolio obtained all the shareholder accounts and assets of Balanced Portfolio, Growth Portfolio and Small Cap Portfolio.

(2)
 Certain expenses, which are determined on a per trust basis or on a sliding scale based upon net assets, have been adjusted to reflect the combination of Mid Cap Growth Portfolio, Balanced Portfolio, Growth Portfolio and Small Cap Portfolio.

(3)	Certain expenses have been reduced due to the elimination of partially duplicative services.

(4)	Certain expenses have been eliminated due to the elimination of services.

See Notes to Financial Statements

App B-14

Notes to Pro Forma Combined Financial Statements

June 30, 2015 (Unaudited)

Note 1 - Description of the Trust

Neuberger Berman Advisers Management Trust (the “Trust”), was organized as a a Delaware statutory trust on May 23, 1994 and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.

Note 2 - Basis of Combination

On June 24, 2015, the Board of Trustees of the Trust approved the Plan of Reorganization and Dissolution (“Plan”) that provides for the transfer of all of the assets of Balanced Portfolio, Growth Portfolio and Small Cap Growth Portfolio (the “Merging Portfolios”) to the Mid Cap Growth Portfolio (the “Surviving Portfolio” and, together with the “Merging Portfolios,” collectively the “Portfolios”), each a series of the Trust, and the assumption by the Surviving Portfolio of all of the liabilities of each Merging Portfolio in exchange for shares of the Surviving Portfolio having an aggregate value equal to the net assets of the Merging Portfolio, the distribution of the Surviving Portfolio shares to the Merging Portfolio shareholders of record determined immediately after the close of business on the closing date, and the subsequent liquidation of each Merging Portfolio.

Balanced Portfolio’s annual contractual management fee equals 0.85% of average daily net assets. Growth Portfolio’s annual contractual management fee equals 0.85% of average daily net assets. Small Cap Growth Portfolio’s annual contractual management fee equals 1.15% of average daily net assets. Mid Cap Growth Portfolio’s annual contractual management fee equals 0.85% of average daily net assets.

Each Reorganization will be accounted for as a tax-free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at June 30, 2015. The unaudited pro forma combined portfolio of investments and statement of assets and liabilities reflect the financial position of each Merging Portfolio, and the Surviving Portfolio at June 30, 2015. The unaudited pro forma combined statement of operations reflects the results of operations of the Surviving Portfolio as if it had acquired each Merging Portfolio at the beginning of the year ended June 30, 2015. These statements have been derived from the Portfolios’ respective books and records utilized in calculating daily net asset value at the dates indicated above for each Portfolio in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”). The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Surviving Portfolio for pre-combination periods will not be restated.

The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements of the Portfolios. Each of the Portfolios has substantially the same significant policies as detailed in the historical financial statements in their Annual and Semi-Annual Reports to Shareholders. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Following the Reorganization, Mid Cap Growth Portfolio will be the “accounting survivor.” The general criteria that are applied to determine the proper accounting survivor are outlined in the “AICPA Accounting and Audit Guide for Investment Companies.” The legal survivor normally is considered the accounting survivor of the reorganization. In this case, Mid Cap Growth Portfolio is the legal survivor. Other criteria include:

App B-15

a.)
Portfolio Management – The merged entity will be managed by the Manager and portfolio managers to the Mid Cap Growth Portfolio in a manner consistent with the Mid Cap Growth Portfolio’s current management style.

b.)	Portfolio Composition – The merged entity’s investments are anticipated to be composed of a majority of securities currently held by the Mid Cap Growth Portfolio.
c.)
Investment Objective, Policies and Restrictions – The merged entity’s investment objective, policies and fundamental and non-fundamental investment restrictions will be the same as the Mid Cap Growth Portfolio’s current investment objective, policies and fundamental and non-fundamental investment restrictions.

d.)
Expense Structure and Expense Ratios – The merged entity’s expense structure will be the same as that of the Mid Cap Growth Portfolio. The expense ratio of the merged entity will closely resemble that of the Mid Cap Growth Portfolio.

e.)	Asset Size – The Mid Cap Growth Portfolio is larger than each of the Merging Portfolios; and it will be the dominant portion of the merged entity.

Note 3 - Shares

The unaudited pro forma net asset value per share assumes the issuance of common shares of beneficial interest of the Mid Cap Growth Portfolio that would have been issued at June 30, 2015, in connection with the Reorganizations. The number of shares issued were calculated based on the net assets of each Merging Portfolio and net asset value per share of the Mid Cap Growth Portfolio at June 30, 2015.

Note 4 - Taxes

Each Merging Portfolio, as well as the Surviving Portfolio after the Reorganization, intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies (“RICS”) and to distribute substantially all of its net investment income and net realized capital gains to shareholders of each Portfolio. Therefore, no Federal, State and local income tax provision is required.

Note 5 - Unaudited Pro Forma Combined Adjustments

The accompanying unaudited pro forma combined financial statements reflect changes in the Mid Cap Growth Portfolio’s shares as if the merger had taken place on June 30, 2015.

App B-16

Q0304 08/15